                                         MUTUAL FUNDS

                                         Van Kampen
                                         Senior Loan Fund
                                         ---------------------------------------
                                         This Prospectus is dated
                                         November 30, 2007

                                         Class A Shares
                                         Class B Shares
                                         Class C Shares
                                         Class IB Shares
                                         Class IC Shares

                                        Van Kampen Senior Loan Fund's
                                        investment objective is to provide a
                                        high level of current income,
                                        consistent with preservation of
                                        capital. The Fund's investment adviser
                                        seeks to achieve the Fund's investment
                                        objective by investing primarily in
                                        adjustable rate senior loans.
                                                      (Continued on next page)

                                        Shares of the Fund have not been
                                        approved or disapproved by the
                                        Securities and Exchange Commission
                                        (SEC) or any state regulator, and
                                        neither the SEC nor any state
                                        regulator has passed upon the accuracy
                                        or adequacy of this Prospectus. Any
                                        representation to the contrary is a
                                        criminal offense.
     (VAN KAMPEN INVESTMENTS LOGO)

(Continued from preceding page)

Senior loans are business loans that have a senior right to payment. They are made to corporations and other borrowers and are often secured by specific assets of the borrower. The Fund believes that investing in adjustable rate senior loans should limit fluctuations in net asset value caused by changes in interest rates. You should, however, expect the Fund's net asset value to fluctuate as a result of changes in borrower credit quality and other factors.

There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund, including that the Fund may invest all or a substantial portion of its assets in below investment grade senior loans, which are often referred to as high-yielding, high risk investments or "junk" investments. SEE "RISKS."

This Prospectus offers three classes of common shares of beneficial interest (collectively the "Shares") of the Fund, designated as Class A Shares, Class B Shares and Class C Shares, and describes two other classes of Shares, designated as Class IB Shares and Class IC Shares, which are not continuously offered. The Fund's Shares have no trading market and no market is expected to develop. You should consider your investment in the Fund to be illiquid. In order to provide liquidity to shareholders, the Fund will make monthly offers to repurchase a portion of its outstanding Shares at net asset value as described herein. There is no guarantee that you will be able to sell your Shares at any given time.

The Fund will make monthly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value, subject to certain conditions. The repurchase request deadline will be the third Friday of each calendar month (or the preceding business day if such third Friday is not a business day). The repurchase price will be the Fund's net asset value as determined after the close of business on the repurchase pricing date. Under normal circumstances, the Fund expects that the repurchase pricing date will be the repurchase request deadline. The Fund generally will pay repurchase proceeds by the third business day after the repurchase pricing date, although payment for shares may be as many as seven days after the repurchase request deadline; in any event, the Fund will pay such proceeds at least five business days before notification of the next repurchase offer. See "Repurchase of Shares."

The Fund's investment adviser is Van Kampen Asset Management (the "Adviser"). The Fund continuously offers its Class A Shares, Class B Shares and Class C Shares through Van Kampen Funds Inc., as principal underwriter ("VKF"), and through selected broker-dealers and financial services firms. The Fund also has outstanding Class IB Shares and Class IC Shares. All Class B Shares of the Fund that were outstanding as of February 18, 2005 were redesignated as a new class of Shares designated as Class IB Shares and all Class C Shares of the Fund that were outstanding as of February 18, 2005 were redesignated as a new class of Shares designated as Class IC Shares. The Class IB Shares and the Class IC Shares are not continuously offered. The only new Class IB Shares and Class IC Shares to be issued are those Class IB Shares and Class IC Shares issued to satisfy dividend and capital gain reinvestment. Shares are sold at their offering price, which is net asset value per Share for each class of Shares plus sales charges, where applicable. See "Fees and Expenses of the Fund" and "Purchase of Shares."

This Prospectus sets forth the information about the Fund that you should know before investing. You should keep it for future reference. More information about the Fund, including a Statement of Additional Information dated November 30, 2007, the Fund's Annual and Semiannual Reports, has been filed with the SEC. This information is available upon written or oral request without charge from our web site at www.vankampen.com. You may also get a copy of any of these materials, request other information about the Fund and make other inquiries by calling (800) 847-2424. The Fund's Statement of Additional Information is incorporated herein by reference. A table of contents for the Statement of Additional Information is on page 56. The SEC maintains a web site at www.sec.gov that contains the Fund's Statement of Additional Information, material incorporated by reference and other information about SEC registrants, including the Fund.

Table of Contents

Fees and Expenses of the Fund...............................   4
Prospectus Summary..........................................   5
Financial Highlights........................................  11
The Fund....................................................  16
Investment Objective and Principal Investment Strategies....  16
Risks.......................................................  23
Investment Practices and Special Risks......................  28
Management of the Fund......................................  31
Purchase of Shares..........................................  32
Repurchase of Shares........................................  43
Distributions from the Fund.................................  46
Shareholder Services........................................  47
Description of Shares.......................................  50
Federal Income Taxation.....................................  52
Communications With Shareholders/Performance Information....  54
Custodian, Dividend Disbursing Agent and Transfer Agent.....  54
Legal Opinions..............................................  54
Independent Registered Public Accounting Firm...............  55
Additional Information......................................  55
Table of Contents for the Statement of Additional
  Information...............................................  55

No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's principal underwriter. This Prospectus does not constitute an offer by the Fund or by the Fund's principal underwriter to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

Fees and Expenses of the Fund

 -------------------------------------------------------------------------------

The following tables are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in the Fund.

                                             CLASS A          CLASS B          CLASS C         CLASS IB       CLASS IC
                                             SHARES           SHARES           SHARES           SHARES         SHARES
------------------------------------------------------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering
price)                                          3.25%(1)          None             None             None(5)        None(5)
...............................................................................................................................
Maximum early withdrawal charge (as a
percentage of the lesser of original
purchase price or repurchase proceeds)           None(2)         3.00%(3)         1.00%(4)          None(5)        None(5)
...............................................................................................................................

ANNUAL FUND OPERATING EXPENSES
(as a percentage of net assets attributable to Shares and are based on expenses incurred during the fiscal year ended July 31,
2007)
------------------------------------------------------------------------------------------------------------------------------
Investment advisory fee(6)                      0.86%            0.86%            0.86%            0.86%          0.86%
...............................................................................................................................
Distribution and/or service fees(7)          0.25%(8)        1.00%(8,9)       1.00%(8,9)            None       0.15%(8)
...............................................................................................................................
Interest payments on borrowed funds             1.09%            1.10%            1.09%            1.11%          1.11%
...............................................................................................................................
Other Expenses
  Administration fee(6)                         0.25%            0.25%            0.25%            0.25%          0.25%
  Other                                         0.30%            0.32%            0.30%            0.32%          0.32%
...............................................................................................................................
Total annual operating expenses              2.75%(8)         3.53%(8)         3.50%(8)            2.54%       2.69%(8)
...............................................................................................................................

(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but an early withdrawal charge of 1.00% may be imposed on certain repurchases by the Fund made within eighteen months of purchase. See "Purchase of Shares -- Class A Shares."

(3) The maximum early withdrawal charge is 3.00% in the first year after purchase and declines thereafter as follows:

                       Year 1--3.00%

                       Year 2--2.00%

                       Year 3--1.50%

                       Year 4--1.00%

                       Year 5--0.50%

                       After--None

(4) The maximum early withdrawal charge is 1.00% in the first year after purchase and 0.00% thereafter.

(5) Class IB Shares and Class IC Shares are not continuously offered. Class IB Shares and Class IC Shares have no early withdrawal charges (the early withdrawal schedules applicable to the former Class B Shares and former Class C Shares outstanding on February 18, 2005 have been terminated).

(6) See "Management of the Fund" for additional information.

(7) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of average daily net assets attributable to such class of Shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of Shares. Class IC Shares are subject to a service fee of up to 0.25% of average daily net assets attributable to such class of Shares. The Fund's Board of Trustees has only authorized the Fund to make service fee payments not to exceed 0.15% of the Fund's average daily net assets attributable to Class IC Shares for any fiscal year. See "Purchase of Shares."

(8) The Fund's principal underwriter is currently waiving or reimbursing a portion of the Fund's "Distribution and/or service fees" such that such fees were 0.00%, 0.75%, 0.75% and 0.00% for each of Class A Shares, Class B Shares, Class C Shares and Class IC Shares, respectively, and the "Total annual operating expenses" were 2.50%, 3.28%, 3.25% and 2.54% for Class A Shares, Class B Shares, Class C Shares and Class IC Shares, respectively, for the fiscal year ended July 31, 2007. The fee waivers or expenses reimbursements can be terminated at any time. Amounts that are waived or reimbursed are permanently foregone and will not be recouped or recaptured in future periods.

(9) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher distribution and service fees) mean that over time you could end up paying more for these Shares than if you were to pay front-end sales charges for Class A Shares.

Example:

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds.

The example assumes that you invest $1,000 in the Fund for the time periods indicated and the Fund repurchases all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the Shares were purchased) and that all dividends and other distributions are reinvested at net asset value. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            ONE    THREE   FIVE     TEN
                            YEAR   YEARS   YEARS   YEARS
------------------------------------------------------------
Class A Shares              $59    $115    $173    $331
.............................................................
Class B Shares              $66    $123    $188    $363*
.............................................................
Class C Shares              $45    $107    $182    $377
.............................................................
Class IB Shares             $$26   $ 79    $135    $288
.............................................................
Class IC Shares             $27    $ 84    $142    $302
.............................................................

You would pay the following expenses if you did not tender your Shares for repurchase by the Fund:

                            ONE    THREE   FIVE     TEN
                            YEAR   YEARS   YEARS   YEARS
------------------------------------------------------------
Class A Shares              $59    $115    $173    $331
.............................................................
Class B Shares              $36    $108    $183    $363*
.............................................................
Class C Shares              $35    $107    $182    $377
.............................................................
Class IB Shares             $26    $ 79    $135    $288
.............................................................
Class IC Shares             $27    $ 84    $142    $302
.............................................................

* Based on conversion to Class A Shares eight years after the end of the calendar month in which the Shares were purchased.

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES, AND THE FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

Prospectus Summary

 -------------------------------------------------------------------------------

This summary is qualified by reference to the more detailed information included elsewhere in this Prospectus and in the Statement of Additional Information.

                                    THE FUND

The Fund is a diversified, closed-end management investment company. The Fund completed an initial public offering in October 1989. The Fund has continuously offered its Shares since November 1989. In June 2003, the Fund completed a transaction in which it redesignated its Shares issued before June 13, 2003 as Class B Shares and issued new Class C Shares to the shareholders of Van Kampen Senior Floating Rate Fund in exchange for the assets and liabilities of that fund. On February 18, 2005, the Fund redesignated its Class B Shares issued before February 18, 2005 as a new class of Shares designated Class IB Shares and redesignated its Class C Shares issued before February 18, 2005 as a new class of Shares designated Class IC Shares. On February 18, 2005, the Fund commenced offering new Class A Shares, new Class B Shares and new Class C Shares (the new Class B Shares and new Class C Shares have different fees, expenses and characteristics than the original Class B Shares and Class C Shares).

                                  THE OFFERING

The Fund now continuously offers three classes of Shares -- Class A Shares, Class B Shares and Class C Shares -- through VKF and through selected broker-dealers and financial services firms. Class IB Shares and Class IC Shares are not continuously offered. The only new Class IB Shares and Class IC Shares to be issued are those Class IB Shares and Class IC Shares issued to satisfy dividend and capital gain reinvestments. Shares are sold at their offering price, which is net asset value per Share for such class of Shares plus sales charges where applicable. Class A Shares are subject to an up front sales charge of up to 3.25%. There is no initial sales charge or underwriting discount on purchases of Class B and Class C Shares but such Shares are subject to early withdrawal charges of up to 3% and 1%, respectively. The Class IB Shares and Class IC Shares have no early withdrawal charges (the early withdrawal schedules applicable to the former Class B Shares and former Class C Shares outstanding on February 18, 2005 have been terminated). VKF pays the broker-dealers and financial services firms participating in the continuous offering.

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. Although the Fund seeks capital preservation, it is not a money market fund or a certificate of deposit, and it differs substantially from these products with respect to risks and liquidity, among other factors. There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund. See "Risks."

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in adjustable rate senior loans ("Senior Loans"). Senior Loans are business loans made to borrowers that may be corporations, partnerships or other entities ("Borrowers"). These Borrowers operate in a variety of industries and geographic regions. The interest rates on Senior Loans adjust periodically, and the Fund's portfolio of Senior Loans will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. The Fund believes that investing in adjustable rate Senior Loans should limit fluctuations in its net asset value caused by changes in interest rates.

Senior Loans generally are negotiated between a Borrower and several financial institution lenders ("Lenders") represented by one or more Lenders acting as agent of all the Lenders ("Agent"). The Agent is responsible for negotiating the loan agreement (the "Loan Agreement") that establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the Lenders. The Fund may act as one of the group of original Lenders originating a Senior Loan, may purchase assignments of portions of Senior Loans from third parties and may invest in participations in Senior Loans. Senior Loans may include certain senior debt that is in the form of notes and not Loan Agreements.

Senior Loans have the most senior position in a Borrower's capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of Seniors Loans a priority claim on some or all of the Borrower's assets in the event of default. Most of the Fund's Senior Loan investments will be secured by specific assets of the Borrower; however, the Fund may invest up to 20% of its total assets in Senior Loans that are not secured by specific collateral. Senior Loans also have contractual terms designed to protect Lenders. The Fund generally acquires Senior Loans of Borrowers that, among other things, in the Adviser's judgment, can make timely payments on their Senior Loans and that satisfy other credit standards established by the Adviser. Because of their protective features, the Fund and the Adviser believe that Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty may represent attractive investment opportunities.

BORROWER CREDIT RISK. Investing in Senior Loans does involve investment risk, and some Borrowers default on their Senior Loan payments. The Fund may invest all or a substantial portion of its assets in below investment grade Senior Loans, which are considered speculative by rating agencies (and are often referred to as high-yielding, high risk investments or as "junk" investments). The Fund attempts to manage these risks through selection of a varied portfolio of Senior Loans and careful analyses and monitoring of Borrowers. Nevertheless, you should expect that the Fund's net asset value will fluctuate as a result of changes in the credit quality of Borrowers and other factors. See
"Risks -- Borrower credit risk."

OTHER INVESTMENT POLICIES. Other investment policies of the Fund include the following: the Fund may invest up to 20% of its total assets in Senior Loans that are not secured by any specific collateral; the Fund may invest up to 20% of its total assets in Senior Loans made to non-U.S. Borrowers provided that no more than 5% of these Senior Loans or other assets are non-U.S. dollar denominated; and the Fund may invest up to 20% of its total assets in any combination of (1) warrants and equity securities, in each case the Fund must own or acquire a Senior Loan of the same issuer, (2) junior debt securities or securities with a lien on collateral lower than a senior claim on collateral (collectively, "junior debt securities"), (3) high quality short-term debt securities, (4) credit-linked deposits and (5) Treasury Inflation Protected Securities ("U.S. TIPS") and other inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities.

The Fund may utilize financial leverage (i) to provide the Fund with additional liquidity to meet its obligations to repurchase its Shares pursuant to its repurchase offers and (ii) for investment purposes (i.e., to use such financial leverage to purchase additional portfolio securities consistent with the Fund's investment objective and primary investment strategy) to benefit the Fund's Common Shares. Generally speaking, if the Fund can invest the proceeds from financial leverage (i.e., money from borrowings or issuing preferred shares) in portfolio securities that have higher rates of return than the costs of such financial leverage and other expenses of the Fund, then the holders of Common Shares would have a net benefit. The Fund's policy on financial leverage allows the Fund to use financial leverage in the form of borrowings and/or preferred shares to the maximum extent allowable under the Investment Company Act of 1940, as amended (the "1940 Act"). The Adviser and the Fund's Board of Trustees will regularly review the Fund's use of financial leverage (i.e., the relative costs and benefits of leverage on the Fund's Common Shares) and review the alternative means to leverage (i.e., the relative benefits and costs of borrowing versus issuing preferred shares).

                               REPURCHASE OFFERS

The Fund has a fundamental policy whereby it commits to make offers to repurchase Shares of the Fund. In order to provide liquidity to shareholders, the Fund will make monthly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value, subject to certain conditions. The repurchase request deadline will be the third Friday of each calendar month (or the preceding business day if such third Friday is not a business day). The repurchase price will be the Fund's net asset value as determined after the close of business on the repurchase pricing date. Under normal circumstances, the Fund expects that the repurchase pricing date will be the repurchase request deadline. The Fund generally will pay repurchase proceeds by the third business day after the repurchase pricing date, although payment for Shares may be as many as seven days after the repurchase request deadline; in any event, the Fund will pay such proceeds at least five business days before notification of the next repurchase offer.

The Fund will impose an early withdrawal charge payable to VKF on most Class B Shares accepted for repurchase that have been held for less than five years and on most Class C Shares accepted for repurchase that have been held for less than one year. There is generally no early withdrawal charge on Class A Shares, although the Fund in certain circumstances may impose an early withdrawal charge on Class A Shares accepted for repurchase by the Fund which have been held for less than eighteen months. See "Purchase of Shares -- Class A Shares." There are no early withdrawal charges on Class IB Shares or on Class IC Shares. The Fund may borrow to, among other things, finance repurchases of Shares. Borrowings entail additional risks.

                               INVESTMENT ADVISER

Van Kampen Asset Management is the Fund's investment adviser. See "Management of the Fund."

                                 ADMINISTRATOR

VKF, the Fund's principal underwriter, also serves as the Fund's administrator (in such capacity, the "Administrator"). See "Management of the Fund."

                               FEES AND EXPENSES

The Fund will pay the Adviser a fee based upon the average daily net assets of the Fund. The Fund will pay the Administrator a fee based upon the average daily net assets of the Fund. See "Management of the Fund."

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares and in so doing has agreed to comply with Rule 12b-1 under the 1940 Act, as if the Fund were an open-end investment company. The Fund also has adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares, Class C Shares and Class IC Shares. There is no Distribution Plan or Service Plan for Class IB Shares and no Distribution Plan for Class IC Shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of Class A Shares, Class B Shares and Class C Shares and service fees in connection with the provision of ongoing services to shareholders of Class A Shares, Class B Shares, Class C Shares and Class IC Shares and the maintenance of such shareholders' accounts. See "Purchase of Shares -- Distribution Plan and Service Plan."

                                 DISTRIBUTIONS

The Fund plans to make monthly distributions of substantially all net investment income. Distributions cannot be assured, and the amount of each distribution is likely to vary. Net capital gain, if any, will be distributed at least annually. A convenient way for investors to accumulate additional Shares is by reinvesting dividends and capital gain dividends in Shares of the Fund. Such Shares are acquired at net asset value per Share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, with respect to Class A Shares, Class B Shares and Class C Shares, the reinvestment plan is automatic. With respect to Class IC Shares and Class IB Shares, previous instructions regarding reinvestment of dividends and capital gain dividends will continue to apply until such shareholder changes his or her instruction.

                          SPECIAL RISK CONSIDERATIONS

NO TRADING MARKET FOR SHARES. The Fund is a closed-end investment company designed primarily for long-term investors and not as a trading vehicle. While there is no restriction on transferring the Shares, the Fund does not intend to list the Shares for trading on any national securities exchange. There is no secondary trading market for Shares. An investment in the Shares is illiquid. There is no guarantee that you will be able to sell all of the Shares that you desire to sell in any repurchase offer by the Fund.

SENIOR LOANS. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments, and the Adviser relies primarily on its own evaluation of Borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser.

Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. The market could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. Although the Fund believes that investing in adjustable rate Senior Loans should limit fluctuations in net asset value as a result of changes in interest rates, extraordinary and sudden changes in interest rates could nevertheless disrupt the market for Senior Loans and result in fluctuations in the Fund's net asset value. However, many Senior Loans are of a large principal amount and are held by a large number of owners. In the Adviser's opinion, this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing Senior Loans has increased. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. Illiquid securities are also difficult to value. See "Investment Objective and Principal Investment Strategies."

Selling Lenders and other persons positioned between the Fund and the Borrower will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries.

BORROWER CREDIT RISK. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan will result in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund's net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates.

The Fund may acquire Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans issued in highly leveraged transactions. The Fund may even acquire and retain in its portfolio Senior Loans of Borrowers that have filed for bankruptcy protection. Because of the protective terms of Senior Loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities. Nevertheless, even in the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation or that the collateral can or will be liquidated. In the case of bankruptcy, liquidation may not occur and the court may not give Lenders the full benefit of their senior position. Uncollateralized Senior Loans involve a greater risk of loss.

INVESTMENT IN NON-U.S. ISSUERS. The Fund may invest up to 20% of its total assets, measured at the time of investment, in Senior Loans to Borrowers that are organized or located in countries other than the United States, provided that no more than 5% of these Senior Loans or other assets are non-U.S. dollar denominated. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of investments denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such investments held by the Fund. The Fund also may hold non-U.S. dollar denominated Senior Loans or other securities received as part of a reorganization or restructuring.

PARTICIPATIONS. The Fund may purchase participations in Senior Loans. Under a participation, the Fund generally will have rights that are more limited than the rights of Lenders or of persons who acquire a Senior Loan by assignment. In a participation, the Fund typically has a contractual relationship with the Lender selling the participation, but not with the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the participation in addition to the credit risk of the Borrower. In the event of the insolvency of the Lender selling the participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender's interest in the Senior Loan. Certain participations in Senior Loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. The Fund presently does not intend to invest more than 5% of its net assets in participations in Senior Loans.

REPURCHASE OFFER RISKS. If the Fund repurchases more Shares than it is able to sell, the Fund's net assets may decline and its expense ratios may increase, and the Fund's ability to achieve its investment objective may be adversely affected. Moreover, this may force the Fund to sell assets it would not otherwise sell, and the Fund may be forced to dispose of Fund assets that may have declined in value. The Fund may borrow money to, among other things, finance repurchases of Shares. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of any borrowings will be senior to the rights of shareholders. The loan agreement for any borrowing likely will limit certain activities of the Fund, including the payment of dividends to holders of Shares in certain circumstances. Interest payments and fees incurred in connection with borrowings to finance repurchases of Shares will reduce the amount of net income available for payment to shareholders and may increase volatility of the net asset value of the Common Shares. See also the next section below on "Financial Leverage" and the section of the Prospectus entitled "Repurchase of Shares."

FINANCIAL LEVERAGE. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the Common Shares, including that the costs of the financial leverage exceed the income from investments made with such leverage, the higher volatility of the net asset value of the Common Shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the Common Shareholders. The Fund's use of leverage also may impair the ability of the Fund to maintain its qualification for federal income taxes as a regulated investment company.

As long as the Fund is able to invest the proceeds of any financial leverage in senior loans or other investments that provide a higher net return than the then cost of such financial leverage (i.e., the current interest rate on any borrowing or dividend rate of any preferred shares after taking into account the expenses of any borrowing or preferred shares offering) and the Fund's operating expenses, the effect of leverage will be to cause the Common Shareholders to realize a higher current rate of return than if the Fund were not leveraged. However, if the current costs of financial leverage were to exceed the return on such proceeds after expenses (which the

Adviser believes to be an unlikely scenario), the Common Shareholders would have a lower rate of return than if the Fund had an unleveraged capital structure.

During any annual period when the Fund has a net payable on the interest due on borrowings or the dividends due on any outstanding preferred shares, the failure to pay on such amounts would preclude the Fund from paying dividends on the Common Shares. The rights of lenders to the Fund to receive interest on and repayment of principal on any borrowings will be senior to those of the holders of the Common Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Common Shares in certain circumstances, and may require the Fund to pledge assets to secure such borrowings. Further, the terms of such borrowings may, and the 1940 Act does (in certain circumstances), grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In addition, under the 1940 Act, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration and after deducting the amount of such dividend or distribution, the Fund is in compliance with the asset coverage requirements of the 1940 Act. Such prohibition on the payment of dividends or distributions might impair the ability of the Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company. The Fund intends, however, to the extent possible, to repay borrowings or redeem any outstanding preferred securities from time to time if necessary, which may involve the payment by the Fund of a premium and the sale by the Fund of portfolio securities at a time when it may be disadvantageous to do so, to maintain compliance with such asset coverage requirements.

If there are preferred shares issued and outstanding, holders of the preferred shares will elect two Trustees. In addition, the terms of any preferred shares or borrowing may entitle holders of the preferred shares or lenders, as the case may be, to elect a majority of the Board of Trustees in certain other circumstances.

CERTAIN INVESTMENT PRACTICES. The Fund may use various investment practices that involve special risks, including engaging in interest rate and other hedging and risk management transactions. See "Investment Practices and Special Risks."

ANTI-TAKEOVER PROVISIONS. The Fund's Declaration of Trust includes provisions that could limit the ability of other persons to acquire control of the Fund or to change the composition of its Board of Trustees. See "Description of Shares -- Anti-Takeover Provisions in the Declaration of Trust."

                                INVESTOR PROFILE

In light of the Fund's investment objective and principal investment strategies, the Fund may be appropriate for investors who:

- seek high current income

- wish to add to their investment portfolio a fund that invests primarily in adjustable rate senior loans

Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or depository institution. Shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares involve investment risks, including the possible loss of your investment.

An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment, and the Fund should not be used as a trading vehicle.

Financial Highlights

 -------------------------------------------------------------------------------

Class A Shares. The following schedule presents financial highlights for one Class A Share of the Fund outstanding for the periods indicated. This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained from our web site at www.vankampen.com or by calling the telephone number on the last page of this Prospectus. This information should be read in conjunction with the financial statements and related notes included in the Fund's Annual Report.

                                                                                              FEBRUARY 18, 2005
                                                                                                (COMMENCEMENT
                                                            YEAR ENDED JULY 31,               OF OPERATIONS) TO
                                                           2007                2006             JULY 31, 2005
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......           $   8.99            $   9.10             $   9.12
                                                         --------            --------             --------
  Net Investment Income (a)...................               0.66                0.54                 0.18
  Net Realized and Unrealized Loss............              (0.29)              (0.15)               (0.04)
                                                         --------            --------             --------
Total from Investment Operations..............               0.37                0.39                 0.14
Less Distributions from Net Investment
  Income......................................               0.71                0.50                 0.16
                                                         --------            --------             --------
Net Asset Value, End of the Period............           $   8.65            $   8.99             $   9.10
                                                         ========            ========             ========

Total Return (b)..............................              4.06%               4.39%                1.75%**
Net Assets at End of the Period (In
  millions)...................................           $  544.7            $   91.0             $   54.0
Ratios to Average Net Assets:*
  Operating Expense...........................              1.41%               1.39%                1.42%
  Interest Expense............................              1.09%               0.10%                0.04%
  Total Net Expense...........................              2.50%               1.49%                1.46%
  Net Investment Income.......................              7.34%               5.95%                4.44%
Portfolio Turnover (c)........................                74%                 84%                  90%
* If certain expenses had not been voluntarily
  assumed by the Adviser, total return would
  have been lower and the ratios would have
  been as follows:
Ratios to Average Net Assets:
  Operating Expense...........................              1.66%               1.64%                1.67%
  Interest Expense............................              1.09%               0.10%                0.04%
  Total Gross Expense.........................              2.75%               1.74%                1.71%
  Net Investment Income.......................              7.09%               5.70%                4.19%

SENIOR INDEBTEDNESS:
  Total Borrowing Outstanding (In
    thousands)................................           $555,000            $195,000             $123,000
  Asset Coverage Per $1,000 Unit of Senior
    Indebtedness (d)..........................           $  5,543            $ 10,127             $ 18,767

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or early withdrawal charge. On purchases of $1 million or more, an early withdrawal charge of 1% may be imposed on certain repurchases by the Fund made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined distribution and services fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d) Calculated by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

Class B Shares. The following schedule presents financial highlights for the periods indicated. This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained from our web site at www.vankampen.com or by calling the telephone number on the last page of this Prospectus. This information should be read in conjunction with the financial statements and related notes included in the Fund's Annual Report.

                                                                                             FEBRUARY 18, 2005
                                                                                               (COMMENCEMENT
                                                              YEAR ENDED JULY 31,            OF OPERATIONS) TO
                                                             2007             2006             JULY 31, 2005
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..........         $   8.99         $   9.10             $   9.12
                                                           --------         --------
  Net Investment Income (a).......................             0.60             0.47                 0.14
  Net Realized and Unrealized Loss................            (0.30)           (0.14)               (0.03)
                                                           --------         --------             --------
Total from Investment Operations..................             0.30             0.33                 0.11
Less Distributions from Net Investment Income.....             0.64             0.44                 0.13
                                                           --------         --------             --------
Net Asset Value, End of the Period................         $   8.65         $   8.99             $   9.10
                                                           ========         ========             ========

Total Return (b)..................................            3.29%            3.63%                1.41%**
Net Assets at End of the Period (In millions).....         $   41.5         $   17.8             $   10.8
Ratios to Average Net Assets:*
  Operating Expense...............................            2.18%            2.14%                2.18%
  Interest Expense................................            1.10%            0.10%                0.04%
  Total Net Expense...............................            3.28%            2.24%                2.22%
  Net Investment Income...........................            6.67%            5.24%                3.73%
Portfolio Turnover (c)............................              74%              84%                  90%
* If certain expenses had not been voluntarily
  assumed by the Adviser, total return would have
  been lower and the ratios would have been as
  follows:
Ratios to Average Net Assets:
  Operating Expense...............................            2.43%            2.39%                2.43%
  Interest Expense................................            1.10%            0.10%                0.04%
  Total Gross Expense.............................            3.53%            2.49%                2.47%
  Net Investment Income...........................            6.42%            4.99%                3.48%

SENIOR INDEBTEDNESS:
  Total Borrowings Outstanding (In thousands).....         $555,000         $195,000             $123,000
  Asset Coverage per $1,000 Unit of Senior
    Indebtedness (d)..............................         $  5,543         $ 10,127             $ 18,767

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on certain repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined distribution and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d) Calculated by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

Class C Shares. The following schedule presents financial highlights for one Class C Share of the Fund outstanding for the periods indicated. This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained from our web site at www.vankampen.com or by calling the telephone number on the last page of this Prospectus. This information should be read in conjunction with the financial statements and related notes included in the Fund's Annual Report.

                                                                                            FEBRUARY 18, 2005
                                                                                              (COMMENCEMENT
                                                            YEAR ENDED JULY 31,             OF OPERATIONS) TO
                                                           2007             2006              JULY 31, 2005
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period........         $   8.99         $   9.10              $   9.12
                                                         --------         --------              --------
  Net Investment Income (a).....................             0.59             0.47                  0.14
  Net Realized and Unrealized Loss..............            (0.29)           (0.14)                (0.03)
                                                         --------         --------              --------
Total from Investment Operations................             0.30             0.33                  0.11
Less Distributions from Net Investment Income...             0.64             0.44                  0.13
                                                         --------         --------              --------
Net Asset Value, End of the Period..............         $   8.65         $   8.99              $   9.10
                                                         ========         ========              ========

Total Return (b)................................            3.29%            3.63%                 1.41%**
Net Assets at End of the Period (In millions)...         $  563.5         $   72.5              $   55.7
Ratios to Average Net Assets:*
  Operating Expense.............................            2.16%            2.14%                 2.17%
  Interest Expense..............................            1.09%            0.10%                 0.04%
  Total Net Expense.............................            3.25%            2.24%                 2.21%
  Net Investment Income.........................            6.55%            5.19%                 3.66%
Portfolio Turnover (c)..........................              74%              84%                   90%
* If certain expenses had not been voluntarily
  assumed by the Adviser, total return would
  have been lower and the ratios would have been
  as follows:
Ratios to Average Net Assets:
  Operating Expense.............................            2.41%            2.39%                 2.42%
  Interest Expense..............................            1.09%            0.10%                 0.04%
  Total Gross Expense...........................            3.50%            2.49%                 2.46%
  Net Investment Income.........................            6.30%            4.94%                 3.41%

SENIOR INDEBTEDNESS:
  Total Borrowing Outstanding (In thousands)....         $555,000         $195,000              $123,000
  Asset Coverage Per $1,000 Unit of Senior
    Indebtedness (d)............................         $  5,543         $ 10,127              $ 18,767

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on certain repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined distribution and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d) Calculated by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

Class IB Shares. The following schedule presents financial highlights for one Class IB Share+ of the Fund outstanding for the periods indicated. The information for the fiscal years ended July 31, 2007, 2006, 2005, 2004, 2003, 2002, 2001 and 2000 has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained without charge from our web site at www.vankampen.com or by calling the telephone number on the last page of this Prospectus. The information for the fiscal years ended July 31, 1999 and 1998 has been audited by the Fund's former independent registered public accounting firm. This financial highlights information should be read in conjunction with the financial statements and related notes included in the Fund's Annual Report.

                                                              YEAR ENDED JULY 31,
                                   2007       2006       2005        2004        2003        2002        2001
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period...................  $   9.01   $   9.11   $   9.00    $   8.29    $   8.09    $   8.61    $   9.50
                                 --------   --------   --------    --------    --------    --------    --------
  Net Investment Income (a)....      0.68       0.54       0.37        0.30        0.33        0.41        0.66(c)
  Net Realized and Unrealized
    Gain/Loss..................     (0.32)     (0.14)      0.08        0.68        0.19       (0.55)      (0.86)
                                 --------   --------   --------    --------    --------    --------    --------
Total from Investment
  Operations...................      0.36       0.40       0.45        0.98        0.52       (0.14)      (0.20)
                                 --------   --------   --------    --------    --------    --------    --------
Less:
  Distributions from Net
    Investment Income..........      0.71       0.50       0.34        0.25        0.29        0.38        0.69
  Return of Capital
    Distributions..............       -0-        -0-        -0-        0.02        0.03         -0-         -0-
                                 --------   --------   --------    --------    --------    --------    --------
Total Distributions............      0.71       0.50       0.34        0.27        0.32        0.38        0.69
                                 --------   --------   --------    --------    --------    --------    --------
Net Asset Value, End of the
  Period.......................  $   8.66   $   9.01   $   9.11    $   9.00    $   8.29    $   8.09    $   8.61
                                 ========   ========   ========    ========    ========    ========    ========
Total Return (b)...............     4.05%      4.38%      5.18%      12.03%       6.58%      -1.61%      -2.11%
Net Assets at End of the Period
  (In millions)................  $1,131.8   $1,307.2   $1,639.0    $1,703.1    $1,876.1    $2,558.7    $3,989.7
Ratios to Average Net Assets:
  Operating Expense............     1.43%      1.39%      1.38%       1.48%       1.54%       1.43%       1.43%
  Interest Expense.............     1.11%      0.10%      0.04%       0.00%(e)    0.00%(e)      N/A         N/A
  Total Net Expense............     2.54%      1.49%      1.42%       1.48%       1.54%       1.43%       1.43%
  Net Investment Income........     7.49%      5.87%      4.09%       3.44%       4.21%       4.85%       7.34%
Portfolio Turnover (c).........       74%        84%        90%         94%         49%         36%         42%

SENIOR INDEBTEDNESS:
  Total Borrowing Outstanding
    (In thousands).............  $555,000   $195,000   $123,000         -0-         -0-         -0-         -0-
  Asset Coverage Per $1,000
    Unit of Senior Indebtedness
    (d)........................  $  5,543   $ 10,127   $ 18,767         N/A         N/A         N/A         N/A

                                      YEAR ENDED JULY 31,
                                   2000       1999       1998
-------------------------------  ---------------------------------------
Net Asset Value, Beginning of
  the Period...................  $   9.85   $   9.98   $   9.96
                                 --------   --------   --------
  Net Investment Income (a)....      0.68       0.64       0.68
  Net Realized and Unrealized
    Gain/Loss..................     (0.36)     (0.13)      0.01
                                 --------   --------   --------
Total from Investment
  Operations...................      0.32       0.51       0.69
                                 --------   --------   --------
Less:
  Distributions from Net
    Investment Income..........      0.67       0.64       0.67
  Return of Capital
    Distributions..............       -0-        -0-        -0-
                                 --------   --------   --------
Total Distributions............      0.67       0.64       0.67
                                 --------   --------   --------
Net Asset Value, End of the
  Period.......................  $   9.50   $   9.85   $   9.98
                                 ========   ========   ========
Total Return (b)...............     3.15%      5.23%      7.22%
Net Assets at End of the Period
  (In millions)................  $6,458.0   $8,136.4   $7,312.9
Ratios to Average Net Assets:
  Operating Expense............     1.34%      1.35%      1.41%
  Interest Expense.............       N/A        N/A        N/A
  Total Net Expense............     1.34%      1.35%      1.41%
  Net Investment Income........     6.97%      6.48%      6.81%
Portfolio Turnover (c).........       36%        44%        73%
SENIOR INDEBTEDNESS:
  Total Borrowing Outstanding
    (In thousands).............       -0-        -0-        -0-
  Asset Coverage Per $1,000
    Unit of Senior Indebtedness
    (d)........................       N/A        N/A        N/A

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or repurchases by the Fund of Fund shares. The early withdrawal charge was terminated effective February 18, 2005.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d) Calculated by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(e) Amount is less than 0.01%.

+ All Class B Shares of the Fund that were outstanding as of February 18, 2005 have been redesignated as a new class of Shares, which was designated as Class IB Shares. The Class IB Shares are not continuously offered. The only new Class IB Shares to be issued after February 18, 2005 are those Class IB Shares issued to satisfy dividend and capital gain reinvestment. The Class IB Shares financial highlights shown are derived from the financial highlights of the previously designated Class B Shares.

N/A=Not Applicable.

Class IC Shares. The following schedule presents financial highlights for one Class IC Share+ of the Fund outstanding for the periods indicated. This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's most recent financial statements, may be obtained from our web site at www.vankampen.com or by calling the telephone number on the last page of this Prospectus. This information should be read in conjunction with the financial statements and related notes included in the Fund's Annual Report.

                                                                                                     JUNE 13, 2003
                                                                                                    (COMMENCEMENT OF
                                                                 YEAR ENDED JULY 31,                 OPERATIONS) TO
                                                        2007        2006        2005       2004      JULY 31, 2003
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period..........    $   9.00    $   9.11    $   9.00    $ 8.29         $ 8.16
                                                      --------    --------    --------    ------         ------
  Net Investment Income (a).......................        0.68        0.54        0.37      0.28           0.04
  Net Realized and Unrealized Gain/Loss...........       (0.31)      (0.15)       0.07      0.69           0.12
                                                      --------    --------    --------    ------         ------
Total from Investment Operations..................        0.37        0.39        0.44      0.97           0.16
                                                      --------    --------    --------    ------         ------
Less:
  Distributions from Net Investment Income........        0.71        0.50        0.33      0.24           0.03
  Return of Capital Distributions.................         -0-         -0-         -0-      0.02            -0-
                                                      --------    --------    --------    ------         ------
Total Distributions...............................        0.71        0.50        0.33      0.26           0.03
                                                      --------    --------    --------    ------         ------
Net Asset Value, End of the Period................    $   8.66    $   9.00    $   9.11    $ 9.00         $ 8.29
                                                      ========    ========    ========    ======         ======

Total Return (b)..................................       4.06%       4.50%       4.98%    11.86%          2.02%**
Net Assets at End of the Period (In millions).....    $  239.6    $  291.3    $  426.0    $332.0         $246.1
Ratios to Average Net Assets:*
  Operating Expense...............................       1.43%       1.39%       1.44%     1.62%          1.56%
  Interest Expense................................       1.11%       0.10%       0.04%     0.00%(d)       0.00%(d)
  Total Net Expense...............................       2.54%       1.49%       1.48%     1.62%          1.56%
  Net Investment Income...........................       7.49%       5.85%       4.07%     3.26%          3.89%
Portfolio Turnover (c)............................         74%         84%         90%       94%            49%
 * If certain expenses had not been voluntarily
   assumed by the Adviser, total return would have
   been lower and the ratios would have been as
   follows:
Ratios to Average Net Assets:
  Operating Expense...............................       1.58%       1.54%       1.52%       N/A            N/A
  Interest Expense................................       1.11%       0.10%       0.04%       N/A            N/A
  Total Gross Expense.............................       2.69%       1.64%       1.56%       N/A            N/A
  Net Investment Income...........................       7.34%       5.70%       3.99%       N/A            N/A

SENIOR INDEBTEDNESS:
  Total Borrowing Outstanding (In thousands)......    $555,000    $195,000    $123,000       -0-            -0-
  Asset Coverage Per $1,000 Unit of Senior
    Indebtedness (e)..............................    $  5,543    $ 10,127    $ 18,767       N/A            N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or repurchases by the Fund of Fund shares. The early withdrawal charge was terminated effective February 18, 2005.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d) Amount is less than 0.01%.

(e) Calculated by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

+ All Class C Shares of the Fund that were outstanding as of February 18, 2005 have been redesignated as a new class of Shares, which was designated as Class IC Shares. The Class IC Shares are not continuously offered. The only new Class IC Shares to be issued after February 18, 2005 are those Class IC Shares issued to satisfy dividend and capital gain reinvestment. The Class IC Shares financial highlights shown are derived from the financial highlights of the previously designated Class C Shares.

N/A=Not Applicable.

The Fund

 -------------------------------------------------------------------------------

The Fund is a diversified, closed-end management investment company. It was organized as a Massachusetts business trust on July 14, 1989. The Fund completed an initial public offering of its Shares and commenced investment operations in October 1989. Since November 1989, the Fund has continuously offered its Shares through VKF as principal underwriter. In June 2003, the Fund completed a transaction in which it redesignated its Shares issued before June 13, 2003 as Class B Shares and issued new Class C Shares to the shareholders of Van Kampen Senior Floating Rate Fund in exchange for the assets and liabilities of that fund. On February 18, 2005, the Fund redesignated its Class B Shares issued before February 18, 2005 as a new class of Shares designated Class IB Shares and redesignated its Class C Shares issued before February 18, 2005 as a new class of Shares designated Class IC Shares. On February 18, 2005, the Fund commenced offering new Class A Shares, new Class B Shares and new Class C Shares (the new Class B Shares and new Class C Shares have different fees, expenses and characteristics than the original Class B Shares and Class C Shares). The Fund now continuously offers three classes of Shares -- Class A Shares, Class B Shares and Class C Shares. Class IB Shares and Class IC Shares are not continuously offered. The only new Class IB Shares and Class IC Shares to be issued are those Class IB Shares and Class IC Shares issued to satisfy dividend and capital gain reinvestment. The net proceeds from the sale of the Shares will be invested in accordance with the Fund's investment objective, investment strategies and policies or used for other operating purposes contemplated by this Prospectus. The Fund expects that it ordinarily will be able to invest the net proceeds from the sale of Shares within approximately 30 days of receipt. The Fund's principal office is located at 522 Fifth Avenue, New York, New York 10036 and its telephone number is (800) 847-2424.

Investment Objective
and Principal
Investment Strategies

 -------------------------------------------------------------------------------

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. An investment in the Fund may not be appropriate for all investors and should not be considered a complete investment program. There is no assurance that the Fund will achieve its investment objective. You should carefully consider the risks of investing in the Fund. See "Risks."

                        PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 80% of its net assets (plus any borrowings for investment purposes) in Senior Loans. The Fund's policy in the foregoing sentence may be changed by the Fund's Board of Trustees without shareholder approval, but no change is anticipated; if the Fund's policy in the foregoing sentence changes, the Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Fund remains an appropriate investment in light of the changes. Because Senior Loans have very large minimum investments, the Fund provides investors access to a market that normally is limited to institutional investors.

                          DESCRIPTION OF SENIOR LOANS

INTEREST RATES AND MATURITY. Interest rates on Senior Loans adjust periodically. The interest rates are adjusted based on a base rate plus a premium or spread over the base rate. The base rate usually is the London Inter-Bank Offered Rate ("LIBOR"), the prime rate offered by one or more major United States banks (the "Prime Rate") or the certificate of deposit rate (the "CD Rate") or other base lending rates used by commercial lenders. LIBOR, as provided for in Loan Agreements, usually is an average of the interest rates quoted by several designated banks as the rates at which they pay interest to major depositors in the London interbank market on U.S. dollar denominated deposits. The Adviser believes that changes in short-term LIBOR rates are closely related to changes in the Federal Reserve federal funds rate, although the two are not technically linked. The Prime Rate quoted by a major U.S. bank is generally the interest rate at which that bank is willing to lend U.S. dollars to the most creditworthy borrowers, although it may not be the bank's lowest available rate. The CD Rate, as provided for in Loan Agreements, usually is the average rate paid on large certificates of deposit traded in the secondary market.

Interest rates on Senior Loans may adjust over different time periods, including daily, monthly, quarterly, semi-annually or annually. The Fund will not invest more than 5% of its total assets in Senior Loans with interest rates that adjust less often than semi-annually. The Fund may use interest rate swaps and other investment practices to shorten the effective interest rate adjustment period of Senior Loans. If the Fund does so, it considers the shortened period to be the adjustment period of the Senior Loan. The Fund's portfolio of Senior Loans will at all times have a dollar-weighted average time until the next interest rate adjustment of 90 days or less. As short-term interest rates rise, interest payable to the Fund should increase. As short-term interest rates decline, interest payable to the Fund should decrease. The amount of time that will pass before the Fund experiences the effects of changing short-term interest rates will depend on the dollar-weighted average time until the next interest rate adjustment on the Fund's portfolio of Senior Loans.

When interest rates rise, the values of fixed income securities generally decline. When interest rates fall, the values of fixed income securities generally increase. The Fund believes that investing in adjustable rate Senior Loans should limit fluctuations in the Fund's net asset value caused by changes in interest rates. The Fund expects the values of its Senior Loan investments to fluctuate less than the values of fixed rate, longer-term income securities in response to the changes in interest rates. Changes in interest rates can, however, cause some fluctuation in the Fund's net asset value.

The Fund expects that its Senior Loans will have stated maturities ranging from three to ten years, although the Fund has no policy limiting the maturity of Senior Loans that it purchases. Senior Loans usually have mandatory and optional prepayment provisions. Because of prepayments, the actual remaining maturity of Senior Loans may be considerably less than their stated maturity. The Fund estimates that the actual maturity of the Senior Loans in its portfolio will be approximately 18-24 months. Because the interest rates on Senior Loans adjust periodically, the Fund and the Adviser believe that reinvestment by the Fund in Senior Loans after prepayment should not result in a significant reduction in interest payable to the Fund. Fees received by the Fund may even enhance the Fund's income. See "The Senior Loan Process" below.

PROTECTIVE PROVISIONS OF SENIOR LOANS. Senior Loans have the most senior position in a Borrower's capital structure or share the senior position with other senior debt securities of the Borrower. This capital structure position generally gives holders of Senior Loans a priority claim on some or all of the Borrower's assets in the event of default. Most of the Fund's Senior Loan investments will be secured by specific assets of the Borrower. These Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, such as trademarks, accounts receivable, inventory, buildings, real estate, franchises and common and preferred stock in its subsidiaries and affiliates. Collateral may also include guarantees or other credit support by affiliates of the Borrower. In some cases, a collateralized Senior Loan may be secured only by stock of the Borrower or its subsidiaries. The Loan Agreement may or may not require the Borrower to pledge additional collateral to secure the Senior Loan if the value of the initial collateral declines. In certain circumstances, the Loan Agreement may authorize the Agent to liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. The Fund may invest up to 20% of its total assets in Senior Loans that are not secured by specific collateral. Such unsecured Senior Loans involve a greater risk of loss.

Senior Loans also have contractual terms designed to protect Lenders. Loan Agreements often include restrictive covenants that limit the activities of the Borrower. These covenants may include mandatory prepayment out of excess cash flows, restrictions on dividend payments, the maintenance of minimum financial ratios, limits on indebtedness and other financial tests. Breach of these covenants generally is an event of default and, if not waived by the Lenders, may give Lenders the right to accelerate principal and interest payments.

BORROWERS. Borrowers operate in a variety of industries and geographic regions. In addition, the Fund will not invest 25% or more of its total assets in Borrowers that conduct their principal businesses in the same industry. Most Senior Loans are made to U.S. Borrowers. The Fund may, however, invest up to 20% of its total assets, measured at the time of investment, in Senior Loans made to non-U.S. Borrowers provided that no more than 5% of these Senior Loans or other assets are non-U.S. dollar denominated. Investing in Senior Loans of non-U.S. Borrowers involves special risks. The Fund also may hold non-U.S. dollar denominated Senior Loans or other securities received as part of a reorganization or restructuring. See "Risks -- Investment in non-U.S. issuers."

The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt, preferred stock and common stock. Senior Loans typically have the most senior claim on a Borrower's assets while common stock has the most junior claim. The proceeds of Senior Loans that the Fund will purchase typically will be used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, debt refinancings and, to a lesser extent, for general operating and other purposes.

The Fund may purchase and retain in its portfolio Senior Loans of Borrowers that have filed for protection under the federal bankruptcy laws or that have had involuntary bankruptcy petitions filed against them by creditors. Because of the protective features of Senior Loans, the Fund and the Adviser believe that Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty may represent attractive investment opportunities. Investing in Senior Loans does, however, involve investment risk, and some Borrowers default on their Senior Loan payments. The Fund attempts to manage these risks through selection of a varied portfolio of Senior Loans and analyses and monitoring of Borrowers.

The Fund generally invests in a Senior Loan if, in the Adviser's judgment, the Borrower can meet its payment obligations. The Adviser performs its own independent credit analysis of the Borrower in addition to utilizing information prepared and supplied by the Agent or other Lenders. When evaluating a Borrower, the Adviser considers many factors, including the Borrower's past and future projected financial performance. The Adviser also considers a Borrower's management, collateral and industry. The Fund generally acquires a collateralized Senior Loan if the Adviser believes that the collateral coverage equals or exceeds the outstanding principal amount of the Senior Loan. The Adviser continues to monitor a Borrower on an ongoing basis for so long as the Fund continues to own the Senior Loan. Although the Adviser will use its best judgment in selecting Senior Loans, there can be no assurance that such analysis will disclose factors that may impair the value of a Senior Loan. You should expect the Fund's net asset value to fluctuate as a result of changes in the credit quality of Borrowers and other factors. A serious deterioration in the credit quality of a Borrower could cause a permanent decrease in the Fund's net asset value. See "Risks -- Borrower credit risk."

The Adviser generally relies on its own credit analyses of Borrowers and not on analyses prepared by ratings agencies or other independent parties. There is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments. Although a Senior Loan may not be rated by any rating agency at the time the Fund purchases the Senior Loan, rating agencies have become more active in rating Senior Loans, and at any given time a substantial portion of the Senior Loans in the Fund's portfolio may be rated. There is no limit on the percentage of the Fund's assets that may be invested in Senior Loans that are rated below investment grade or that are unrated but of comparable quality. The lack of a rating does not necessarily imply that a Senior Loan is of lesser investment quality; notwithstanding, such unrated securities may be of any credit quality, and may be below investment grade quality.

The following table sets forth the percentage of the Fund's Senior Loan assets invested in rated and unrated obligations (using the higher of Standard & Poor's or Moody's Investors Service, Inc. rating categories), based on valuations as of July 31, 2007:

------------------------------------------
    Rated Obligations     83.8%
...........................................
      BBB/Baa:             1.8%
...........................................
      BB/Ba:              58.0%
...........................................
      B/B:                22.6%
...........................................
      CCC/Caa:             1.4%
...........................................
    Unrated Obligations   16.2%
...........................................

                            THE SENIOR LOAN PROCESS

Senior Loans generally are negotiated between a Borrower and several Lenders represented by one or more Lenders acting as Agent of all the Lenders. The Agent is responsible for negotiating the Loan Agreement that establishes the terms and conditions of the Senior Loan and the rights of the Borrower and the Lenders. The Agent is paid a fee by the Borrower for its services.

The Agent generally is required to administer and manage the Senior Loan on behalf of other Lenders. When evaluating Senior Loans, the Adviser may consider, and may rely in part on, analysis performed by the Agent and other Lenders. This analysis may include an evaluation of the value and sufficiency of any collateral securing Senior Loans. As to collateralized Senior Loans, the Agent usually is required to monitor the collateral. The Agent may rely on independent appraisals of specific collateral. The Agent need not, however, obtain an independent appraisal of assets pledged as collateral in all cases. The Agent generally is also responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing a Senior Loan.

The Fund normally relies on the Agent to collect principal of and interest on a Senior Loan. Furthermore, the Fund also relies in part on the Agent to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and to notify the Fund (or the Lender from whom the Fund has purchased a participation) of any adverse change in the Borrower's financial condition. The Fund will not purchase interests in Senior Loans unless the Agent, Lender and any other person positioned between the Fund and the Borrower has entered into an agreement that provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund. Insolvency of the Agent or other persons positioned between the Fund and the Borrower could result in losses for the Fund. See "Risks -- Senior Loans."

The Fund may be required to pay and may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers include three primary types: facility fees, commitment fees and prepayment penalties. Facility fees are paid to Lenders when a Senior Loan is originated. Commitment fees are paid to Lenders on an ongoing basis based on the unused portion of a Senior Loan commitment. Lenders may receive prepayment penalties when a Borrower prepays a Senior Loan. The Fund receives these fees directly from the Borrower if the Fund is an Original Lender (as defined below) or, in the case of commitment fees and prepayment penalties, if the Fund acquires an Assignment (as defined below). Whether the Fund receives a facility fee in the case of an Assignment, or any fees in the case of a Participation (as defined below), depends on negotiations between the Fund and the Lender selling such interests. When the Fund buys an Assignment, it may be required to pay a fee to the Lender selling the Assignment, or to forgo a portion of interest and fees payable to the Fund. Occasionally, the assignor pays a fee to the assignee. A person selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee. The Fund may be required to pass along to a person that buys a Senior Loan from the Fund a portion of any fees that the Fund is entitled to.

The Fund may have obligations under a Loan Agreement, including the obligation to make additional loans in certain circumstances. The Fund intends to reserve against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans as a reserve. The Fund will not purchase a Senior Loan that would require the Fund to make additional loans if, as a result of such purchase, all of the Fund's additional loan commitments in the aggregate would exceed 20% of the Fund's total assets or would cause the Fund to fail to meet the asset composition requirements set forth under the heading "Investment Restrictions" in the Statement of Additional Information.

                        TYPES OF SENIOR LOAN INVESTMENTS

The Fund may act as one of a group of Lenders originating a Senior Loan (an "Original Lender"), may purchase assignments or novations ("Assignments") of portions of Senior Loans from third parties and may invest in participations ("Participations") in Senior Loans. Senior Loans also include certain senior debt obligations that are in the form of notes rather than Loan Agreements and certain structured products with rates of return determined by reference to the total rate of return on one or more Senior Loans referenced in such products. All of these interests in Senior Loans are sometimes referred to simply as Senior Loans.

ORIGINAL LENDER. When the Fund acts as an Original Lender, it may participate in structuring the Senior Loan. When the Fund is an Original Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may have rights with respect to any funds acquired by other Lenders through set-off. Lenders also have full voting and consent rights under the applicable Loan Agreement. Action subject to Lender vote or consent generally requires the vote or consent of the holders of some specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount of interest on or principal of a Senior Loan, releasing collateral, changing the maturity of a Senior Loan or a change in control of the Borrower, frequently require the unanimous vote or consent of all Lenders affected. The Fund will never act as the Agent or principal negotiator or administrator of a Senior Loan.

ASSIGNMENTS. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement. Assignments may, however, be arranged through private negotiations, and the rights and obligations acquired by the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

PARTICIPATIONS. The Fund presently does not intend to invest more than 5% of its net assets in Participations in Senior Loans. When the Fund purchases a Participation in a Senior Loan, the Fund will usually have a contractual relationship only with the Lender selling the Participation and not with the Borrower. The Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of such payments from the Borrower. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender.

The Fund has taken the following measures in an effort to minimize these risks. The Fund will only acquire Participations if the Lender selling the Participation and any other persons positioned between the Fund and the Lender
(i) has, at the time of investment, outstanding debt or deposit obligations rated investment grade by a rating agency or that are determined by the Adviser to be of comparable quality and (ii) has entered into an agreement which provides for the holding of assets in safekeeping for, or the prompt disbursement of assets to, the Fund.

The Fund generally will not have the right to enforce compliance by the Borrower with the Loan Agreement, nor rights to any funds acquired by other Lenders through set-off against the Borrower. In addition, when the Fund holds a Participation in a Senior Loan, it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund. The Fund may not benefit directly from the collateral supporting a Senior Loan in which it has purchased the Participation, although Lenders that sell Participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such Participations.

SENIOR DEBT SECURITIES. The Fund may invest up to 5% of its total assets in certain senior debt securities that are in the form of notes rather than Loan Agreements. The Fund will only purchase senior debt securities if (i) the senior debt securities represent the only form of senior debt financing of the Borrower or (ii) the senior debt securities are pari passu with other Senior Loans in the capital structure of a Borrower with respect to collateral. There may be no person performing the role of the Agent for senior debt securities and, as a result, the Fund may be more dependent on the ability of the Adviser to monitor and administer these Senior Loans. Senior debt securities will be treated as Senior Loans for purposes of the Fund's policy of normally investing at least 80% of its net assets in Senior Loans.

STRUCTURED PRODUCTS. The Fund also may invest up to 10% of its total assets in structured notes; credit-linked notes ("CLN"); credit default swaps ("CDS") to enhance the yield on its portfolio or to increase income available for distributions or for other non-hedging purposes; and other types of structured investments (referred to collectively as "structured products"). A structured note is a derivative security that has one or more special features, such as an interest rate based on a spread over an index or a benchmark interest rate, or other reference indicator, that may or may not correlate to the total rate of return on one or more underlying investments (such as Senior Loan interests) referenced in such notes. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). A CDS is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a CDS transaction, a buyer pays periodic fees in return for a payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a CDS contract would be required to pay an agreed upon amount to the buyer in the event of an adverse credit event in the reference entity. A buyer of a CDS is said to buy protection whereas a seller of a CDS is said to sell protection. When the Fund buys a CDS, it is utilizing the swap for hedging purposes similar to other hedging strategies described herein, see also "Investment Practices and Special
Risks -- Interest Rate and Other Hedging Strategies." When the Fund sells a CDS, it is utilizing the swap to enhance the yield on its portfolio to increase income available for distribution or for other non-hedging purposes. Generally, investments in structured products are interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. This type of restructuring generally involves the deposit with or purchase by an entity of the underlying investments (such as Senior Loan interests) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying investments or referencing an indicator related to such investments. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured product may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique. Leverage magnifies the potential for gain and the risk of loss. As a result, a relatively small decline in the value of the underlying investments or referenced indicator could result in a relatively large loss in the value of a structured product. Holders of structured products bear risks of the underlying index or reference obligation and are subject to counterparty risk. Structured products where the rate of return is determined by reference to a Senior Loan will be treated as Senior Loans for purposes of the Fund's policy of normally investing at least 80% of its net assets in Senior Loans.

The Fund may have the right to receive payments to which it is entitled only from the structured product, and generally does not have direct rights against the Borrower. The Fund generally will not have the right to enforce compliance by the Borrower with the Loan Agreement, nor rights to any funds acquired by other Lenders through set-off against the Borrower. In addition, when the Fund holds a structured product derived from a Senior Loan, it may not have the right to vote on whether to waive enforcement of any restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund and may not consider the interests of the Fund.

                      OTHER IMPORTANT INVESTMENT POLICIES

During normal market conditions, the Fund may invest up to 20% of its total assets in any combination of (1) warrants and equity securities, in each case the Fund must own or acquire a Senior Loan of the same issuer, (2) junior debt securities or securities with a lien on collateral lower than a senior claim on collateral (collectively, "junior debt securities"), (3) high quality short-term debt securities, (4) credit-linked deposits and (5) Treasury Inflation Protected Securities ("U.S. TIPS") and other inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities. The Fund also may convert a warrant into the underlying security. Although the Fund generally will acquire interests in warrants, equity securities and junior debt securities only when the Adviser believes that the value being given by the Fund is substantially outweighed by the potential value of such interests, investment in warrants, equity securities and junior debt securities entails certain risks in addition to those associated with investments in Senior Loans, including the potential for increasing fluctuations in the Fund's net asset value. Any warrants, equity securities and junior debt securities held by the Fund will not be treated as Senior Loans and thus will not count toward the 80% of the Fund's net assets that normally will be invested in Senior Loans.

High quality, short-term debt securities in which the Fund may invest include commercial paper rated at least in the top two rating categories, or unrated commercial paper considered by the Adviser to be of similar quality; interests in short-term loans of Borrowers having short-term debt obligations rated or a short-term credit rating at least in such top two rating categories, or having no rating but determined by the Adviser to be of comparable quality; certificates of deposit and bankers' acceptances; and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. These securities may pay interest at adjustable rates or at fixed rates. If the Adviser determines that market conditions temporarily warrant a defensive investment policy, the Fund may invest, subject to its ability to liquidate its relatively illiquid portfolio of Senior Loans, up to 100% of its assets in cash and high quality, short-term debt securities.

Credit-linked deposits are deposits by lenders, such as the Fund, to support the issuance of letters of credit to the Senior Loan borrower. The Fund receives from the bank issuing such letters of credit an agreed upon rate of return in exchange for its deposit. There are risks associated with credit-linked deposits, including the credit risk of the bank which maintains the deposit account as well as the credit risk of the borrower. The Fund bears the risk of possible loss of its principal investment, in addition to the periodic interest payments that are expected to be received for the duration of the Fund's investment in the credit-linked deposit.

U.S. TIPS are fixed income securities issued by the U.S. Department of the Treasury, the principal amounts of which are adjusted daily based upon changes in the rate of inflation (currently represented by the non-seasonally adjusted Consumer Price Index for All Urban Consumers (the "CPI-U")). The Fund may purchase U.S. TIPS or other inflation-indexed bonds issued by the U.S. government, its agencies or instrumentalities of any maturity. U.S. TIPS pay interest on a periodic basis, equal to a fixed interest rate applied to the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed even during a period of deflation. However, because the principal amount of U.S. TIPS would be adjusted downward during a period of deflation, the Fund will be subject to deflation risk with respect to its investments in these securities. In addition, the current market value of the bonds is not guaranteed, and will fluctuate. If the Fund purchases U.S. TIPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds a U.S. TIPS, the Fund may earn less on the security than on a conventional bond. The Fund may invest in inflation-indexed securities issued by the U.S. government, its agencies or instrumentalities with other structures or characteristics as such securities become available in the market.

                               FINANCIAL LEVERAGE

The Fund may utilize financial leverage (i) to provide the Fund with additional liquidity to meet its obligations to repurchase its Shares pursuant to its repurchase offers and (ii) for investment purposes (i.e., to use such financial leverage to purchase additional portfolio securities consistent with the Fund's investment objective and primary investment strategy) to benefit the Fund's Common Shares. Generally speaking, if the Fund can invest the proceeds from financial leverage (i.e., money from borrowings or issuing preferred shares) in portfolio securities that have higher rates of return than the costs of such financial leverage and other expenses of the Fund, then the holders of Common Shares would have a net benefit. The Fund's policy on financial leverage allows the Fund to use financial leverage in the form of borrowings and/or preferred shares to the maximum extent allowable under the 1940 Act. The Adviser and the Fund's Board of Trustees will regularly review the Fund's use of financial leverage (i.e., the relative costs and benefits of leverage on the Fund's Common Shares) and review the alternative means to leverage (i.e., the relative benefits and costs of borrowing versus issuing preferred shares).

Under the 1940 Act, a fund is not permitted to incur indebtedness unless immediately after such incurrence the fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of the indebtedness (i.e., such indebtedness may not exceed 33 1/3% of the fund's total assets). Additionally, under the 1940 Act, a fund may not declare any dividend or other distribution upon any class of its capital shares, or purchase any such capital shares, unless the aggregate indebtedness of the fund has, at the time of the declaration of such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after deducting the amount of such dividend, distribution or purchase price, as the case may be. Under the 1940 Act, a fund is not permitted to issue preferred shares unless immediately after such issuance the net asset value of the fund's portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund's total assets). In addition, a fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such distribution, the net asset value of the fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value. If using a combination of borrowing and issuing preferred shares, the maximum allocable leverage is somewhere between 300% and 200% based on the relative amounts borrowed and preferred shares issued.

EFFECT OF LEVERAGE. The Fund has entered into a revolving credit and security agreement pursuant to which the lenders will provide the Fund with up to $700 million in advances, subject to a variable interest rate.

The following table is designed to illustrate the effect on return to a holder of the Fund's Common Shares of the leverage created by the Fund's use of borrowing, using the average interest rate of 5.32%, (which is the rate of the Fund's outstanding borrowings as of November 9, 2007; as noted above, however, the Fund's outstanding borrowings are subject to a variable interest rate and may change up or down over time) assuming the Fund has used leverage by borrowing an amount equal to 20% of the Fund's total assets and assuming hypothetical annual returns (net of expenses) on the Fund's portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to Common Shareholders when portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

ASSUMED PORTFOLIO RETURN,
  NET OF EXPENSES........     -10%     -5%      0%     5%     10%
CORRESPONDING RETURN TO
  COMMON SHAREHOLDERS....  -13.62%  -7.39%  -1.15%  5.08%  11.31%

The purpose of the table is to assist investors in understanding the effects of financial leverage. The figures in the table are hypothetical and actual returns may be greater or lesser than those appearing in the table.

Risks

 -------------------------------------------------------------------------------

NO TRADING MARKET FOR SHARES. The Fund is a closed-end investment company designed for long-term investors. The Fund does not intend to list the Shares for trading on any national securities exchange. While there is no restriction on transferring the Shares, there is not expected to be any secondary trading market in the Shares. The Shares are illiquid. There is no guarantee that you will be able to resell to the Fund all of the Shares that you desire to sell at any particular time in any repurchase offer by the Fund.

SENIOR LOANS. There is less readily available, reliable information about most Senior Loans than is the case for many other types of securities. In addition, there is no minimum rating or other independent evaluation of a Borrower or its securities limiting the Fund's investments, and the Adviser relies primarily on its own evaluation of Borrower credit quality rather than on any available independent sources. As a result, the Fund is particularly dependent on the analytical abilities of the Adviser.

Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning that the Fund may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities. However, many Senior Loans are of a large principal amount and are held by a large number of owners. In the Adviser's opinion, this should enhance their liquidity. In addition, in recent years the number of institutional investors purchasing Senior Loans has increased. The risks of illiquidity are particularly important when the Fund's operations require cash, and may in certain circumstances require that the Fund borrow to meet short-term cash requirements. To the extent that a secondary market does exist for certain Senior Loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Other than certain restrictions on the amount of illiquid securities during certain periods of a repurchase offer, the Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or that are subject to restrictions on resale. See "Repurchase of Shares -- Repurchase Offers by the Fund -- Impact of repurchase policies on the liquidity of the Fund." The substantial portion of the Fund's assets invested in Senior Loans may restrict the ability of the Fund to dispose of its investments in a timely fashion and at a fair price, and could result in capital losses to the Fund and holders of Shares. The market for Senior Loans could be disrupted in the event of an economic downturn or a substantial increase or decrease in interest rates. This could result in increased volatility in the market and in the Fund's net asset value per Share. Illiquid securities are also difficult to value.

If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to dispose of Senior Loans that are considered highly leveraged transactions or subject Senior Loans to increased regulatory scrutiny, financial institutions may determine to sell such Senior Loans. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could get for the Senior Loan may be adversely affected.

Selling Lenders and other persons positioned between the Fund and the Borrower will likely conduct their principal business activities in the banking, finance and financial services industries. The Fund may be more at risk to any single economic, political or regulatory occurrence affecting such industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee's monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Should an Agent or Lender positioned between the Fund and a Borrower become insolvent or enter FDIC receivership or bankruptcy, where the Fund is an Original Lender or has purchased an Assignment, any interest of such person in the Senior Loan and in any loan payment held by such person for the benefit of the Fund should not be included in the person's estate. If, however, these items are included in their estate, the Fund would incur costs and delays in realizing payment and could suffer a loss of principal or interest.

Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to Lenders. Such court action could under certain circumstances include invalidation of Senior Loans.

BORROWER CREDIT RISK. Senior Loans, like most other debt obligations, are subject to the risk of default. Default in the payment of interest or principal on a Senior Loan results in a reduction in income to the Fund, a reduction in the value of the Senior Loan and a potential decrease in the Fund's net asset value. The risk of default increases in the event of an economic downturn or a substantial increase in interest rates. An increased risk of default could result in a decline in the value of Senior Loans and in the Fund's net asset value.

The Fund may acquire Senior Loans of Borrowers that are experiencing, or are more likely to experience, financial difficulty, including Senior Loans of Borrowers that have filed for bankruptcy protection. Borrowers may have outstanding debt obligations that are rated below investment grade. More recently, rating agencies have begun rating Senior Loans, and Senior Loans in the Fund's portfolio may themselves be rated below investment grade. The Fund may invest a substantial portion of its assets in Senior Loans of Borrowers that have outstanding debt obligations rated below investment grade or that are unrated but of comparable quality to such securities. Debt securities rated below investment grade are viewed by the rating agencies as speculative and are commonly known as "junk bonds." Senior Loans may not be rated at the time that the Fund purchases them. If a Senior Loan is rated at the time of purchase, the Adviser may consider the rating when evaluating the Senior Loan but, in any event, does not view ratings as a determinative factor in investment decisions. As a result, the Fund is more dependent on the Adviser's credit analysis abilities. Because of the protective terms of Senior Loans, the Adviser believes that the Fund is more likely to recover more of its investment in a defaulted Senior Loan than would be the case for most other types of defaulted debt securities. The values of Senior Loans of Borrowers that have filed for bankruptcy protection or that are experiencing payment difficulty could be affected by, among other things, the assessment of the likelihood that the Lenders ultimately will receive repayment of the principal amount of such Senior Loans, the likely duration, if any, of a lapse in the scheduled payment of interest and repayment of principal and prevailing interest rates. As of July 31, 2007, the Fund held in its portfolio 7 Senior Loans (the aggregate value of which represented approximately 0.12% of the value of the Fund's net assets on such date) of Borrowers that were subject to protection under the federal bankruptcy laws. There is no assurance that the Fund will be able to recover any amount on Senior Loans of such Borrowers.

In the case of collateralized Senior Loans, there is no assurance that sale of the collateral would raise enough cash to satisfy the Borrower's payment obligation or that the collateral can or will be liquidated. In the event of bankruptcy, liquidation may not occur and the court may not give Lenders the full benefit of their senior positions. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower's obligations under the Senior Loans. To the extent that a Senior Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the Borrower. Uncollateralized Senior Loans involve a greater risk of loss.

INVESTMENT IN NON-U.S. ISSUERS. The Fund may invest up to 20% of its total assets, measured at the time of investment, in Senior Loans to Borrowers that are organized or located in countries other than the United States provided that no more than 5% of these Senior Loans or other assets are non-U.S. dollar denominated. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors' rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. Currency risk is the risk that fluctuations in the exchange rates between the U.S. dollar and non-U.S. currencies may negatively affect an investment. The value of investments denominated in non-U.S. currencies may fluctuate based on changes in the value of those currencies relative to the U.S. dollar, and a decline in applicable foreign exchange rates could reduce the value of such investments held by the Fund. The Fund also may hold non-U.S. dollar denominated Senior Loans or other securities received as part of a reorganization or restructuring.

WARRANTS, EQUITY SECURITIES AND JUNIOR DEBT SECURITIES. Warrants, equity securities and junior debt securities have a subordinate claim on a Borrower's assets as compared with Senior Loans. As a result, the values of warrants, equity securities and junior debt securities generally are more dependent on the financial condition of the Borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants, equity securities and junior debt securities may be more volatile than those of Senior Loans and thus may increase the volatility of the Fund's net asset value.

PARTICIPATIONS. The Fund may purchase Participations in Senior Loans. Under a Participation, the Fund generally will have rights that are more limited than the rights of Lenders or of persons who acquire a Senior Loan by Assignment. In a Participation, the Fund typically has a contractual relationship with the Lender selling the Participation but not with the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the Participation in addition to the credit risk of the Borrower. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender's interest in the Senior Loan. Certain participations in Senior Loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. The Fund presently does not intend to invest more than 5% of its net assets in Participations in Senior Loans.

REPURCHASE OFFER RISKS. If the Fund repurchases more Shares than it is able to sell, the Fund's net assets may decline and expense ratios may increase and the Fund's ability to achieve its investment objective may be adversely affected. Moreover, this may force the Fund to sell assets it would not otherwise sell and the Fund may be forced to sell Fund assets that may have declined in value. Such sales may affect the market for the assets being sold, which in turn, could diminish the value of an investment in the Fund. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares for repurchase by increasing the Fund's expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund will repurchase the Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more Shares than they wish to have repurchased in a particular repurchase offer, thereby increasing both the likelihood that proration will occur and the likelihood the Fund will repurchase more Shares than it is able to sell.

FINANCIAL LEVERAGE. The Fund is authorized to utilize financial leverage to the maximum extent allowable under the 1940 Act. There are risks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the Common Shares, including that the costs of the financial leverage exceed the income from investments made with such leverage, the higher volatility of the net asset value of the Common Shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the Common Shareholders. The Fund's use of leverage also may impair the ability of the Fund to maintain its qualification for federal income taxes as a regulated investment company.

As long as the Fund is able to invest the proceeds of any financial leverage in senior loans or other investments that provide a higher net return than the then cost of such financial leverage (i.e., the current interest rate on any borrowing or dividend rate of any preferred shares after taking into account the expenses of any borrowing or preferred shares offering) and the Fund's operating expenses, the effect of leverage will be to cause the Common Shareholders to realize a higher current rate of return than if the Fund were not leveraged. However, if the current costs of financial leverage were to exceed the return on such proceeds after expenses (which the Adviser believes to be an unlikely scenario), the Common Shareholders would have a lower rate of return than if the Fund had an unleveraged capital structure.

During any annual period when the Fund has a net payable on the interest due on borrowings or the dividends due on any outstanding preferred shares, the failure to pay on such amounts would preclude the Fund from paying dividends on the Common Shares. The rights of lenders to the Fund to receive interest on and repayment of principal on any borrowings will be senior to those of the holders of the Common Shares, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to holders of Common Shares in certain circumstances, and may require the Fund to pledge assets to secure such borrowing. Further, the terms of such borrowing may, and the 1940 Act does (in certain circumstances), grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In addition, under the 1940 Act, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration and after deducting the amount of such dividend or distribution, the Fund is in compliance with the asset coverage requirements of the 1940 Act. Such prohibition on the payment of dividends or distributions might impair the ability of the Fund to maintain its qualification, for federal income tax purposes, as a regulated investment company. The Fund intends, however, to the extent possible, to repay borrowings or redeem any outstanding preferred securities from time to time if necessary, which may involve the payment by the Fund of a premium and the sale by the Fund of portfolio securities at a time when it may be disadvantageous to do so, to maintain compliance with such asset coverage requirements.

Subject to the restrictions of the 1940 Act, the Fund may "releverage" through incurrence of new borrowing, or the reissuance of preferred shares and in connection with which the Fund, and indirectly the Common Shareholders, would incur the expenses of such releveraging. Any borrowing will likely rank senior to or pari passu with all other existing and future borrowings of the Fund. Interest payments and fees incurred in connection with borrowings will reduce the amount of net income available for payment to Common Shareholders.

Although the Fund does not have any immediate intention to do so, the Fund may in the future issue preferred shares as a form of financial leverage. Any such preferred shares of the Fund would be senior to the Fund's Common Shares, such that holders of preferred shares would have priority over the distribution of the Fund's assets, including dividend and liquidating distributions. It is presently believed that any such preferred shares of the Fund would not be listed on any exchange and would be bought and sold in auctions through participating broker-dealers. If the Fund were to issue preferred shares, the Fund could be subject to, among other things, (i) more stringent asset coverage provisions, (ii) restrictions on certain investment practices and (iii) the imposition of certain minimum issue size, issuer geographical diversification and other requirements for determining portfolio assets that are eligible for computing compliance with their asset coverage requirements in connection with an investment grade rating for such preferred shares from one or more nationally recognized statistical rating shares by the Fund entails certain initial costs and expenses and certain ongoing administrative and accounting expenses, as well as costs of interest payments and dividends on the leverage. Fees based on the net assets of the Fund (such as the Fund's advisory and administrative fees) will not increase by adding leverage to the Fund. Certain other expenses of the Fund (such as custodian fees or portfolio transaction-related costs, which generally increase with any increase in the amount of assets managed by the
Fund) are expected to marginally increase by adding leverage to the Fund. All of these costs and expenses will be borne by the Fund's Common Shareholders and will reduce the income or net assets available to Common Shareholders. If the Fund's current investment income were not sufficient to meet interest expenses on any borrowing or dividend requirements on any preferred shares, the Fund might have to liquidate certain of its investments in order to meet required interest or dividend payments, thereby reducing the net asset value attributable to the Fund's Common Shares. If there are preferred shares issued and outstanding, holders of the preferred shares will elect two Trustees. In addition, the terms of any preferred shares or borrowing may entitle holders of the preferred shares or lenders, as the case may be, to elect a majority of the Board of Trustees in certain other circumstances.

The Fund could be converted to an open-end investment company at any time by an amendment to the Fund's Declaration of Trust. The Fund's Declaration of Trust provides that such an amendment would require the approval of (a) a majority of the Trustees, including the approval by a majority of the disinterested Trustees of the Fund and (b) the lesser of (i) 67% or more of the Fund's Common Shares and preferred shares, each voting as a class, present at a meeting at which holders of more than 50% of the outstanding shares of each class are present in person or by proxy or (ii) more than 50% of the outstanding Common Shares and preferred shares, each voting as a class. Among other things, conversion of the Fund to an open-end investment company would require the redemption of all outstanding preferred shares and could require the repayment of borrowings, which would eliminate the leveraged capital structure of the Fund with respect to the Common Shares.

Certain other practices in which the Fund may engage, including reverse repurchase agreements, may also be considered leverage and subject the Fund's leverage policy. However, to the extent that the Fund segregates cash, liquid securities or liquid senior loans in an amount sufficient to cover its obligations with respect to such reverse repurchase agreements, they will not be subject to the Fund's leverage policy.

The Fund's statement of additional information contains additional information about the Fund's use of financial leverage.

ANTI-TAKEOVER PROVISIONS. The Fund's Declaration of Trust includes provisions that could limit the ability of other persons to acquire control of the Fund or to change the composition of its Board of Trustees. See "Description of Shares -- Anti-Takeover Provisions in the Declaration of Trust."

Investment Practices and Special Risks

 -------------------------------------------------------------------------------

The Fund may use interest rate and other hedging transactions, purchase and sell Senior Loans and other securities on a when issued or delayed delivery basis and use repurchase and reverse repurchase agreements. These investment practices involve risks. Although the Adviser believes that these investment practices may aid the Fund in achieving its investment objective, there is no assurance that these practices will achieve this result.

                            INTEREST RATE AND OTHER
                              HEDGING TRANSACTIONS

The Fund may enter into various interest rate hedging and risk management transactions. Certain of these interest rate hedging and risk management transactions may be considered to involve derivative instruments. A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and may also enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. In addition, the Fund may also engage in hedging transactions to seek to protect the value of its portfolio against declines in net asset value resulting from changes in interest rates or other market changes. Except as discussed previously herein with respect to certain derivative instruments, the Fund does not intend to engage in such transactions to enhance the yield on its portfolio to increase income available for distributions or for other non-hedging purposes. Market conditions will determine whether and in what circumstances the Fund would employ any of the techniques described below. The successful utilization of these types of transactions for hedging and risk management purposes requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

The Fund may enter into interest rate swaps or purchase or sell interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an exchange of an obligation to make floating rate payments for an obligation to make fixed rate payments. For example, the Fund may seek to shorten the effective interest rate redetermination period of a Senior Loan in its portfolio for which the Borrower has selected an interest rate redetermination period of one year. The Fund could exchange the Borrower's obligation to make fixed rate payments for one year for an obligation to make payments that readjust monthly. In such event, the Fund would consider the interest rate redetermination period of such Senior Loan to be the shorter period.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined, although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into swaps, caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

In circumstances in which the Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases such an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Adviser's ability to predict correctly the direction and extent of movements in interest rates. Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions. For example, if the Fund had purchased an interest rate swap or an interest rate floor to hedge against its expectation that interest rates would decline but instead interest rates rose, the Fund would lose part or all of the benefit of the increased payments it would receive as a result of the rising interest rates because it would have to pay amounts to its counterparty under the swap agreement or would have paid the purchase price of the interest rate floor.

Inasmuch as these hedging transactions are entered into for good-faith risk management purposes, the Adviser and the Fund believe such obligations do not constitute senior securities. The Fund will usually enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash, liquid securities or liquid Senior Loans having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each such swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

New financial products continue to be developed, and the Fund may invest in any such products to the extent consistent with its investment objective and the regulatory and federal tax requirements applicable to investment companies.

                 WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may also purchase and sell interests in Senior Loans and other portfolio securities on a when issued and delayed delivery basis. No income accrues to the

Fund on such interests or securities in connection with such purchase transactions prior to the date that the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuation; the value of the interests in Senior Loans and other portfolio debt securities at delivery may be more or less than their purchase price, and yields generally available on such interests or securities when delivery occurs may be higher or lower than yields on the interests or securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash, liquid securities or liquid Senior Loans having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase such interests or securities on such basis only with the intention of actually acquiring these interests or securities, but the Fund may sell such interests or securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when issued and delayed delivery transactions, it will do so for the purpose of acquiring interests or securities for the Fund's portfolio consistent with the Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a when issued or delayed delivery basis.

                             REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements (a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed upon price on an agreed upon date) only with member banks of the Federal Reserve System and member firms of the New York Stock Exchange. When participating in repurchase agreements, the Fund buys securities from a vendor, e.g., a bank or brokerage firm, with the agreement that the vendor will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the vendor is unable to meet its obligation to repurchase. Under the 1940 Act, repurchase agreements are deemed to be collateralized loans of money by the Fund to the seller. In evaluating whether to enter into a repurchase agreement, the Adviser will consider carefully the creditworthiness of the vendor. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Adviser will monitor the value of the collateral. No specific limitation exists as to the percentage of the Fund's assets which may be used to participate in repurchase agreements.

                         REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements with respect to debt obligations which could otherwise be sold by the Fund. A reverse repurchase agreement is an instrument under which the Fund may sell an underlying debt instrument and simultaneously obtain the commitment of the purchaser (a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed upon price on an agreed upon date. The Fund will maintain in a segregated account with its custodian cash, liquid securities or liquid Senior Loans in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. The Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. An additional risk is that the market value of securities sold by the Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them. Reverse repurchase agreements will be considered borrowings by the Fund and as such would be subject to the restrictions on borrowing described in the Statement of Additional Information under "Investment Restrictions." The Fund will not hold more than 5% of the value of its total assets in reverse repurchase agreements.

Management of the Fund

 -------------------------------------------------------------------------------

                               BOARD OF TRUSTEES

The management of the Fund, including general supervision of the duties performed by the Adviser, is the responsibility of the Fund's Board of Trustees.

                               INVESTMENT ADVISER

Van Kampen Asset Management is the Fund's investment adviser. The Adviser is a wholly-owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $123 billion under management or supervision as of October 31, 2007. VKF, the principal underwriter of the Fund, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The Adviser's principal office is located at 522 Fifth Avenue, New York, New York 10036.

ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to the average daily net assets of the Fund as follows:

    AVERAGE DAILY NET ASSETS   % PER ANNUM
---------------------------------------------------
    First $500 million           0.900%
....................................................
    Next $1 billion              0.850%
....................................................
    Next $1 billion              0.825%
....................................................
    Next $500 million            0.800%
....................................................
    Over $3 billion              0.775%
....................................................

Applying this fee schedule, the Fund's effective advisory fee rate was 0.86% of the Fund's average daily net assets for the Fund's fiscal year ended July 31, 2007. The Fund's average daily net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month.

The Adviser furnishes offices, necessary facilities and equipment. The Fund pays all charges and expenses of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, VKF or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser.

A discussion regarding the basis for the Board of Trustees' approval of the Advisory Agreement is available in the Fund's Annual Report for the fiscal year ended July 31, 2007.

PORTFOLIO MANAGEMENT. The Fund is managed by members of the Adviser's senior loan group, which includes Howard Tiffen, Managing Director of the Adviser and Vice President of the Fund, Christina Jamieson, Managing Director of the Adviser and portfolio manager, and Philip Yarrow, Vice President of the Adviser and assistant portfolio manager. Ms. Jamieson and Mr. Yarrow are primarily responsible for the day-to-day management of the Fund.

Mr. Tiffen joined the Adviser in 1999. Mr. Tiffen has over 30 years of investment experience. Prior to joining the Adviser, Mr. Tiffen was senior portfolio manager for Pilgrim Investments' Senior Floating Rate Investment Management business from 1995 to 1999, where he managed the Pilgrim Prime Rate Trust and other structured senior loan portfolios. From 1982 to 1995, Mr. Tiffen held positions in the lending and capital markets functions at Bank of America, and its predecessor, Continental Bank. Mr. Tiffen received a bachelor's degree from Northwestern University, Chicago, Illinois. He also is an associate of the Chartered Institute of Bankers and a member of the Economic Club of Chicago.

Ms. Jamieson joined the Adviser in 2000 and began managing the Fund in January 2002. Ms. Jamieson has over 22 years of investment experience. Prior to joining the Adviser in 2000, Ms. Jamieson was Senior Vice President and Credit Officer at Bank One/First Chicago where she had responsibility for the credit quality and portfolio management of four business units. These included the Retailing Industry Portfolio, the Transportation Industry Portfolio, the Principal Investor/Leverage Finance Portfolio and the Par Loan Trading Activity. Ms. Jamieson holds a Masters degree in Business Administration from the University of Michigan, and received her undergraduate degree from the University of Michigan as well. Ms. Jamieson is also a Certified Public Accountant and previously completed her public accounting work at Pricewaterhouse in Boston.

Mr. Yarrow joined the Adviser in 2005 and began managing the Fund in March 2007. Mr. Yarrow has over 12 years of investment experience. Prior to joining the Adviser in 2005, Mr. Yarrow was a credit analyst and a portfolio manager at Bank One/JPMorgan. Mr. Yarrow holds a Masters degree in finance from Northwestern University and received his undergraduate degree from the University of Nottingham. Mr. Yarrow also holds the Chartered Financial Analyst designation.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

                                 ADMINISTRATOR

VKF, the Fund's principal underwriter, also serves as the Fund's Administrator. Its principal business address is 522 Fifth Avenue, New York, New York 10036. The Administrator is an affiliate of the Adviser.

Pursuant to the administration agreement between the Fund and the Administrator (the "Administration Agreement"), the Administrator (i) monitors provisions of Loan Agreements and any Participations and Assignments and is responsible for recordkeeping for Senior Loans; (ii) arranges for the printing and dissemination of reports to shareholders; (iii) arranges for dissemination of the Fund's proxy and any repurchase offer materials to shareholders, and oversees the tabulation of proxies by the Fund's transfer agent; (iv) negotiates the terms and conditions under which custodian services are provided to the Fund and the fees to be paid by the Fund in connection therewith; (v) negotiates the terms and conditions under which dividend disbursing services are provided to the Fund, and the fees to be paid by the Fund in connection therewith, and reviews the provision of such services to the Fund; (vi) provides the Fund's dividend disbursing agent and custodian with such information as is required for them to effect payment of dividends and distributions and to implement the Fund's dividend reinvestment plan; (vii) makes such reports and recommendations to the Board of Trustees as the trustees reasonably request; and (viii) provides shareholder services to holders or potential holders of the Fund's securities.

For the services rendered to the Fund and related expenses borne by the Administrator, the Fund pays the Administrator a fee, accrued daily and paid monthly, at the annualized rate of 0.25% of the Fund's average daily net assets.

Purchase of Shares

 -------------------------------------------------------------------------------

                                    GENERAL

This Prospectus offers three classes of Shares of the Fund, designated as Class A Shares, Class B Shares and Class C Shares, and describes two classes of Shares, designated as Class IB Shares and Class IC Shares, which are not continuously offered. By offering multiple classes of Shares, the Fund permits each investor to choose the class of Shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the Shares. As described more fully below, each class of Shares offers a distinct structure of sales charges, distribution and service fees and other features that are designed to address a variety of needs.

Each class of Shares of the Fund represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares generally bear the sales charge expenses at the time of repurchase by the Fund and any expenses (including higher distribution fees and transfer agency costs) resulting from such early withdrawal charge arrange-ment and Class IB Shares and Class IC Shares are not subject to initial sales charges or early withdrawal charges, (ii) each class of Shares has exclusive voting rights with respect to approvals of any applicable distribution plan and any applicable service plan (each as described below), under which the class's distribution fee and/or service fee is paid, (iii) certain classes of Shares have different exchange privileges, (iv) certain classes of Shares are subject to a conversion feature and (v) certain classes of Shares have different shareholder service options available.

                              PRICING FUND SHARES

The offering price of the Fund's Shares is the Fund's net asset value per Share plus sales charges, where applicable. Differences in net asset values per Share of each class of Shares are generally expected to be due to the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of Shares.

The net asset value per Share for each class of Shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m., Eastern time) each day the Exchange is open for trading except on any day on which no purchase or repurchase orders are received or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per Share might be materially affected. The Fund's Board of Trustees reserves the right to calculate the net asset value per Share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per Share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of Shares of the class outstanding. For more information about computing net asset value per Share, see the section entitled "Net Asset Value" in the Fund's Statement of Additional Information.

                       DISTRIBUTION PLAN AND SERVICE PLAN

The Fund has adopted a Distribution Plan with respect to each of its Class A Shares, Class B Shares and Class C Shares and in so doing has agreed to comply with Rule 12b-1 under the 1940 Act as if the Fund were an open-end investment company. The Fund also has adopted a Service Plan with respect to each of its Class A Shares, Class B Shares, Class C Shares and Class IC Shares. There is no Distribution Plan or Service Plan for Class IB Shares and no Distribution Plan for Class IC Shares. Under the Distribution Plan and the Service Plan, the Fund pays distribution fees in connection with the sale and distribution of Class A Shares, Class B Shares and Class C Shares and service fees in connection with the provision of ongoing services to holders of Class A Shares, Class B Shares, Class C Shares and Class IC Shares and the maintenance of such shareholders' accounts.

The amount of distribution fees and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of Shares subject to higher distribution fees and service fees, you may pay more over time than on a class of Shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the Financial Industry Regulatory Authority ("FINRA"). The net income attributable to a class of Shares will be reduced by the amount of the distribution fees and service fees and other expenses of the Fund associated with that class of Shares.

To assist investors in comparing classes of Shares, the tables under the Prospectus heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses of the Fund applicable to each class of Shares offered herein.

Class IC Shares are subject to a service fee of up to 0.25% of average daily net assets attributable to such class of Shares. The Fund's Board of Trustees has authorized the Fund to make service fee payments not to exceed 0.15% of the Fund's average daily net assets attributable to Class IC Shares for any fiscal year.

                               HOW TO BUY SHARES

The Class A Shares, Class B Shares and Class C Shares are offered on a continuous basis through VKF as principal underwriter, which is located at 522 Fifth Avenue, New York, New York 10036. Shares may be purchased through members of FINRA who are acting as securities dealers ("dealers") and FINRA members or eligible non-FINRA members who are acting as brokers or agents for investors ("brokers"). Dealers and brokers are sometimes referred to herein as authorized dealers.

Shares may be purchased on any business day by completing the account application form and forwarding it, directly or through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares by selecting the correct Fund number on the account application form. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such Shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.

The Adviser and/or VKF may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated authorized dealers in connection with the sale or retention of Fund Shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving, or the receipt of, such compensation may provide both affiliated and unaffiliated entities, and their representatives or employees, with an incentive to favor sales or retention of Shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's Shares. For more information, please see "Sales Compensation" below and/or contact your authorized dealer.

The offering price for Shares is based upon the next determined net asset value per Share (plus sales charges, where applicable) after an order is received timely by Investor Services, either directly or from authorized dealers, administrators, financial advisers, custodians, trustees or record keepers. Purchases completed through an authorized dealer, administrator, custodian, trustee, record keeper or financial adviser may involve additional fees charged by such person. Orders received by Investor Services prior to the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers prior to the close of the Exchange that are properly transmitted to Investor Services by the time designated by Investor Services, are priced based on the date of receipt. Orders received by Investor Services after the close of the Exchange, and orders received by authorized dealers, administrators, custodians, trustees, record keepers or financial advisers after the close of the Exchange or orders received by such persons that are not transmitted to Investor Services until after the time designated by Investor Services, are priced based on the date of the next determined net asset value per Share provided they are received timely by Investor Services on such date. It is the responsibility of authorized dealers, administrators, custodians, trustees, record keepers or financial advisers to transmit orders received by them to Investor Services so they will be received in a timely manner.

The Fund and VKF reserve the right to reject or limit any order to purchase Fund Shares through exchange or otherwise and to close any shareholder account. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds (as defined below) may result in the Fund rejecting or limiting, in the Fund's or VKF's discretion, additional purchases and/or exchanges or in an account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund also reserves the right to suspend the sale of the Fund's Shares in response to conditions in the securities markets or for other reasons. As used herein, "Participating Funds" refers to Van Kampen investment companies advised by the Adviser and distributed by VKF as determined from time to time by the Fund's Board of Trustees.

Investor accounts with respect to Class A Shares, Class B Shares and Class C Shares will automatically be credited with additional Shares of the Fund after any Fund distributions, such as dividends and capital gain dividends, unless the investor instructs the Fund otherwise. With respect to Class IC Shares and Class IB Shares, previous instructions regarding reinvestment of dividends and capital gain dividends will continue to apply until such shareholder changes his or her instruction. Investors wishing to receive cash instead of additional Shares should contact the Fund by visiting our web site at www.vankampen.com, by writing to the Fund, c/o Van Kampen Investor Services Inc.,

PO Box 947, Jersey City, New Jersey 07303-0947, or by telephone at (800)
847-2424.

The minimum initial investment in the Fund is $1,000; $250 for a tax-sheltered retirement plans (see "Shareholder Services -- Retirement plans"). The minimum subsequent investment is $100.

To help the government fight the funding of terrorism and money laundering activities, the Fund has implemented an anti-money laundering compliance program and has designated an anti-money laundering compliance officer. As part of the program, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: when you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. The Fund and VKF reserve the right to not open your account if this information is not provided. If the Fund or VKF is unable to verify your identity, the Fund and VKF reserve the right to restrict additional transactions and/or reject your attempted purchase of Shares or take any other action required by law.

                                 CLASS A SHARES

Class A Shares of the Fund are sold at the offering price, which is net asset value plus an initial maximum sales charge of up to 3.25% (or 3.36% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES
                             SALES CHARGE SCHEDULE*

                                    AS % OF        AS % OF
    SIZE OF                         OFFERING      NET AMOUNT
    INVESTMENT                       PRICE         INVESTED
----------------------------------------------------------------
    Less than $100,000               3.25%          3.36%
.................................................................
    $100,000 but less than
    $250,000                         2.75%          2.83%
.................................................................
    $250,000 but less than
    $500,000                         1.75%          1.78%
.................................................................
    $500,000 but less than
    $1,000,000                       1.50%          1.52%
.................................................................
    $1,000,000 or more                **            **
.................................................................

 * The actual sales charge that may be paid by an investor may differ slightly from the sales charge shown above due to rounding that occurs in the calculation of the offering price and in the number of Shares purchased.

** No sales charge is payable at the time of purchase on investments in Class A
   Shares of $1 million or more, although such Class A Shares purchased without a sales charge may be subject to an early withdrawal charge of 1.00% on certain repurchases by the Fund made within eighteen months of purchase. The early withdrawal charge is assessed on an amount equal to the lesser of the then current market value of the Shares or the historical cost of the Shares (which is the amount actually paid for the Shares at the time of original purchase) being repurchased by the Fund. Accordingly, no early withdrawal charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their Shares, as the Fund and authorized dealers may not retain this information.

No sales charge is imposed on Class A Shares received from reinvestment of dividends or capital gain dividends.

Under the Distribution Plan and the Service Plan, the Fund may spend up to a total of 0.25% per year of the Fund's average daily net assets with respect to Class A Shares of the Fund.

                       CLASS A SHARES QUANTITY DISCOUNTS

Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced or no sales charges. A person eligible for a reduced sales charge includes an individual, his or her spouse or equivalent, children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing, a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.

Investors must notify the Fund or their authorized dealer at the time of the purchase order whenever a quantity discount is applicable to purchases and may be required to provide the Fund, or their authorized dealer, with certain information or records to verify eligibility for a quantity discount. Such information or records may include account statements or other records for shares of the Fund or other Participating Funds in all accounts (e.g., retirement accounts) of the investor and other eligible persons, as described above, which may include accounts held at the Fund or at other authorized dealers. Upon such notification, an investor will pay the lowest applicable sales charge.

Shareholders should retain any records necessary to substantiate the purchase price of the Shares, as the Fund and authorized dealers may not retain this information.

Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact the Fund, their authorized dealer or VKF.

VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in Shares of the Fund, or in any combination of Shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds currently owned.

LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds in Class A Shares over a 13-month period based on the total amount of intended purchases plus the current offering price of all shares of the Participating Funds previously purchased and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The Letter of Intent does not preclude the Fund (or any other Participating Fund) from discontinuing the sale of its Shares. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day backdating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower sales charge. Such adjustment in sales charge will be used to purchase additional Shares. The Fund initially will escrow Shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the specified period, the investor must pay the difference between the sales charge applicable to the purchases made and the reduced sales charge previously paid. Such payments may be made directly to VKF or, if not paid, VKF will liquidate sufficient escrowed Shares to obtain the difference.

                                 CLASS A SHARES
                               PURCHASE PROGRAMS

Purchasers of Class A Shares may be entitled to reduced or no initial sales charges in connection with purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or VKF. The Fund reserves the right to modify or terminate these arrangements at any time.

UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of Van Kampen unit investment trusts that enrolled in the unit investment trust reinvestment program prior to December 3, 2007 to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value without a sales charge. Effective December 3, 2007, this program is no longer available for new enrollments. The Fund reserves the right to modify or terminate this program at any time.

NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value without a sales charge, generally upon written assurance that the purchase is made for investment purposes and that the Shares will not be resold except through repurchases by the Fund, by:

 (1) Current or retired trustees or directors of funds advised by Morgan Stanley and any of its subsidiaries and such persons' families and their beneficial accounts.

 (2) Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries; employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

 (3) Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with VKF and their spouses or equivalent and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.

 (4) Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into an agreement with VKF or one of its affiliates, purchasing Shares on behalf of clients participating in a fund supermarket, wrap program, asset allocation program, or other program in which the clients pay an asset-based fee (which may be subject to a minimum flat fee) for: advisory or financial planning services, executing transactions in Participating Fund shares, or for otherwise participating in the program.

 (5) Trustees and other fiduciaries purchasing Shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with VKF and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.

 (6) Retirement plans funded by the rollovers of assets of Participating Funds from an employer-sponsored retirement plan and established exclusively for the benefit of an individual (specifically including, but not limited to, a Traditional IRA, Roth IRA, SIMPLE IRA, Solo 401(k), Money Purchase or Profit Sharing plan) if:

      (i) the account being funded by such rollover is to be maintained by the same trustee, custodian or administrator that maintained the plan from which the rollover funding such rollover originated, or an affiliate thereof; and

     (ii) the dealer of record with respect to the account being funded by such rollover is the same as the dealer of record with respect to the plan from which the rollover funding such rollover originated, or an affiliate thereof.

 (7) Trusts created under pension, profit sharing or other employee benefit plans (including qualified and non-qualified deferred compensation plans), provided that (a) the total plan assets are at least $1 million or (b) the plan has more than 100 eligible employees. A commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

 (8) Clients of authorized dealers purchasing Shares in fixed or flat fee (rather than transaction based fee) brokerage accounts.

 (9) Certain qualified state tuition plans qualifying pursuant to Section 529 of the Internal Revenue Code of 1986, as amended (the "Code"), that are approved by VKF.

(10) Unit investment trusts sponsored by VKF or its affiliates.

The term "families" includes a person's spouse or equivalent, children and grandchildren under 21 years of age, parents and the parents of the person's spouse or equivalent.

Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, financial planner, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase Shares pursuant to this provision or for placing an order in a repurchase offer by the Fund with respect to such Shares. Authorized dealers will be paid a service fee as described above on purchases made under options (3) through (9) above. The Fund may terminate, or amend the terms of, offering Shares of the Fund at net asset value to such groups at any time.

Eligible purchasers of Class A Shares may also be entitled to reduced or no initial sales charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.

                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to an early withdrawal charge if repurchased by the Fund within five years of purchase as shown in the following table:

                                 CLASS B SHARES
                        EARLY WITHDRAWAL CHARGE SCHEDULE


                         EARLY WITHDRAWAL CHARGE
                             AS A PERCENTAGE
                            OF DOLLAR AMOUNT
    YEAR SINCE PURCHASE     SUBJECT TO CHARGE
----------------------------------------------------
    First                         3.00%
.....................................................
    Second                        2.00%
.....................................................
    Third                         1.50%
.....................................................
    Fourth                        1.00%
.....................................................
    Fifth                         0.50%
.....................................................
    Sixth and After               0.00%
.....................................................

The early withdrawal charge is assessed on an amount equal to the lesser of the then current market value of the Shares or the historical cost of the Shares (which is the amount actually paid for the Shares at the time of original purchase) being repurchased by the Fund. Accordingly, no early withdrawal charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their Shares, as the Fund and authorized dealers may not retain this information. In addition, no early withdrawal charge is assessed on Shares derived from reinvestment of dividends or capital gain dividends. The Fund generally will not accept a purchase order for Class B Shares in the amount of $100,000 or more.

The amount of the early withdrawal charge, if any, varies depending on the number of years from the time of each purchase of Class B Shares until the time of repurchase by the Fund of such Shares.

In determining whether an early withdrawal charge applies to a repurchase, it is assumed that the Shares being repurchased first are any Shares in the shareholder's Fund account that are not subject to an early withdrawal charge, followed by Shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class B Shares of the Fund. Due to voluntary fee waivers by VKF, the aggregate distribution fees and service fees are currently 0.75% per year of the average daily net assets attributable to Class B Shares of the Fund.

Eligible purchasers of Class B Shares may also be entitled to reduced or no early withdrawal charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.

CONVERSION FEATURE. Class B Shares purchased on or after February 18, 2005, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such Shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the Shares were purchased. Such conversion will be on the basis of the relative net asset values per Share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a Share of the Fund acquired through the exchange privilege from a Participating Fund is determined by reference to the Participating Fund from which such Share was originally purchased.

The conversion of such Shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such Shares does not result in the Fund's dividends or capital gain dividends constituting "preferential dividends" under the federal income tax law and (ii) the conversion of Shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such Shares might continue to be subject to the higher aggregate fees applicable to such Shares for an indefinite period.

                                 CLASS C SHARES

Class C Shares of the Fund are sold at net asset value and are subject to an early withdrawal charge of 1.00% of the dollar amount subject to charge if repurchased by the Fund within one year of purchase.

The early withdrawal charge is assessed on an amount equal to the lesser of the then current market value of the Shares or the historical cost of the Shares (which is the amount actually paid for the Shares at the time of original purchase) being repurchased by the Fund. Accordingly, no early withdrawal charge is imposed on increases in net asset value above the initial purchase price. Shareholders should retain any records necessary to substantiate the historical cost of their Shares, as the Fund and authorized dealers may not retain this information. In addition, no early withdrawal charge is assessed on Shares derived from reinvestment of dividends or capital gain dividends. The Fund will not accept a purchase order for Class C Shares in the amount of $1 million or more.

In determining whether an early withdrawal charge applies to a repurchase of Shares, it is assumed that the Shares being repurchased first are any Shares in the shareholder's Fund account that are not subject to an early withdrawal charge, followed by Shares held the longest in the shareholder's account.

Under the Distribution Plan, the Fund may spend up to 0.75% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund. In addition, under the Service Plan, the Fund may spend up to 0.25% per year of the Fund's average daily net assets with respect to Class C Shares of the Fund.

Eligible purchasers of Class C Shares may also be entitled to reduced or no early withdrawal charges through certain purchase programs offered by the Fund. For more information, see "Other Purchase Programs" herein.

                       WAIVER OF EARLY WITHDRAWAL CHARGE

The early withdrawal charge is waived on repurchases by the Fund of Class A Shares, Class B Shares and Class C Shares purchased subject to an early withdrawal charge pursuant to a repurchase offer (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) for required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions or
(iii) if no commission or transaction fee is paid by VKF to authorized dealers at the time of purchase of such Shares. With respect to Class B Shares and Class C Shares, waiver category (iii) above is only applicable with respect to Shares sold through certain 401(k) plans. Subject to certain limitations, a shareholder who has tendered for repurchase Class C Shares of the Fund may reinvest in Class C Shares at net asset value with credit for any early withdrawal charge if the reinvestment is made within 180 days after the repurchase, provided that Shares of the Fund are available for sale at the time of reinvestment. For a more complete description of early withdrawal charge waivers, please refer to the Statement of Additional Information or contact your authorized dealer. The Class IB Shares and Class IC Shares have no early withdrawal charges (the early withdrawal schedules applicable to the former Class B Shares and former Class C Shares outstanding on February 18, 2005 have been terminated).

                            OTHER PURCHASE PROGRAMS

EXCHANGE PRIVILEGE. Exchanges of shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. Class A Shares, Class B Shares and Class C Shares of the Fund may be exchanged for shares of the same class of any Participating Fund, and Class IB Shares and Class IC Shares of the Fund may be exchanged for Class A Shares of any Participating Fund (other than the Fund), based on the net asset value per share of each fund determined on the Fund's next repurchase pricing date, after the Fund makes a repurchase pursuant to a repurchase offer, without any sales charge or early withdrawal charge, subject to certain limitations. For more information regarding the exchange privilege, see the section of this Prospectus entitled "Shareholder Services -- Exchange privilege."

REINSTATEMENT PRIVILEGE. A Class A Shareholder, Class B Shareholder, Class IB Shareholder or Class IC Shareholder who has tendered for repurchase Shares of the Fund may reinstate any portion or all of the net proceeds of such repurchase (and may include that amount necessary to acquire a fractional Share to round off his or her purchase to the next full Share) in

Class A Shares of any Participating Fund. A Class C Shareholder who has tendered for repurchase Shares of the Fund may reinstate any portion or all of the net proceeds of such repurchase (and may include that amount necessary to acquire a fractional Share to round off his or her purchase to the next full Share) in Class C Shares of any Participating Fund with credit given for any early withdrawal charge paid on the amount of shares reinstated from such repurchase, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the repurchased Shares for purposes of applying the early withdrawal charge applicable to Class C Shares to subsequent repurchases. Reinstatements are made at the net asset value per Share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the repurchase by the Fund of the Shares, provided that Shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of Shares of the Fund are available for sale. Reinstatement at net asset value per Share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that Shares of the Participating Fund are available for sale. Shareholders must notify VKF or their authorized dealer of their eligibility to participate in the reinstatement privilege and may be required to provide documentation to the Participating Fund.

DIVIDEND DIVERSIFICATION. A Class A Shareholder, Class B Shareholder or Class C Shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on such class of Shares of the Fund invested into shares of the same class of any of the Participating Funds so long as the investor has a pre-existing account for such class of shares of the other fund. A Class IB or Class IC Shareholder may elect (or may modify a prior election), by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on such class of Shares of the Fund invested into Class A Shares of any of the Participating Funds (other than the Fund) so long as the investor has a pre-existing account for such class of shares of the other fund. A Class IB or Class IC Shareholder who prior to February 18, 2005 elected to utilize dividend diversification with respect to former Class B Shares (now Class IB Shares) or former Class C Shares (now Class IC Shares) of the Fund will have all dividends and capital gain dividends paid on such class of Shares of the Fund invested into the class of shares of the Participating Fund previously designated by such shareholder, unless such shareholder changes his or her election (the method of which is described above).

Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

AVAILABILITY OF INFORMATION. Clear and prominent information regarding sales charges of the Fund and the applicability and availability of discounts from sales charges is available free of charge through our web site at www.vankampen.com, which provides links to the Prospectus and Statement of Additional Information containing the relevant information.

                               SALES COMPENSATION

VKF acts as the principal underwriter of the Fund's Shares pursuant to a written agreement (the "Distribution and Service Agreement"). VKF has the exclusive right to distribute Shares of the Fund through authorized dealers on a continuous basis. VKF's obligation is an agency or "best efforts" arrangement under which VKF is required to take and pay for only such Shares of the Fund as may be sold to the public. VKF is not obligated to sell any stated number of Shares. VKF bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs, including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a) (i) by the Fund's Board of

Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of Shares of the Fund for the last three fiscal years are shown in the chart below.

                                               TOTAL          AMOUNTS
                                            UNDERWRITING      RETAINED
                                            COMMISSIONS        BY VKF
----------------------------------------------------------------------------
    Fiscal year ended July 31, 2007          $5,588,400       $455,200
.............................................................................
    Fiscal year ended July 31, 2006          $  649,600       $ 45,500
.............................................................................
    Fiscal year ended July 31, 2005          $  743,900       $311,500
.............................................................................

With respect to sales of Class A Shares of the Fund, the total concessions reallowed to authorized dealers at the time of purchase are as follows:

                                                 REALLOWED
                                                TO DEALERS
    SIZE OF                                 AS A PERCENTAGE OF
    INVESTMENT                                OFFERING PRICE
-------------------------------------------------------------------
    Less than $100,000                             3.00%
....................................................................
    $100,000 but less than $250,000                2.50%
....................................................................
    $250,000 but less than $500,000                1.50%
....................................................................
    $500,000 but less than $1,000,000              1.25%
....................................................................
    $1,000,000 or more                                 *
....................................................................

* A commission or transaction fee will be paid by VKF at the time of purchase directly out of VKF's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed as a percentage of the dollar value of such Shares sold as follows:
  1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. On sales of less than $1 million, authorized dealers are eligible to receive the ongoing service fees with respect to such Shares immediately following the purchase. On sales greater than $1 million, authorized dealers become eligible to receive the ongoing service fees with respect to such Shares commencing in the second year following purchase; the proceeds from the distribution and service fees paid by the Fund during the first twelve months are paid to VKF and are used by VKF to defray its distribution and service-related expenses.

With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by VKF at the time of purchase directly out of VKF's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such Shares sold of 3.00% on Class B Shares and 1.00% on Class C Shares. Proceeds from any early withdrawal charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to VKF and are used by VKF to defray its distribution-related expenses in connection with the sale of the Fund's Shares, such as the payment to authorized dealers for selling such Shares. With respect to Class C Shares, the authorized dealers generally receive from VKF ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase. With respect to Class B Shares and Class C Shares, the authorized dealers are eligible to receive the ongoing service fees with respect to such Shares immediately following the purchase.

With respect to Class IB Shares and Class IC Shares, there are no sales charges paid by investors. On February 18, 2005, the Fund redesignated its Class B Shares issued before February 18, 2005 as a new class of Shares designated Class IB Shares and redesignated its Class C Shares issued before February 18, 2005 as a new Class of Shares designated Class IC Shares. The new Class IB Shares and Class IC Shares have no early withdrawal charges (the early withdrawal schedules applicable to the former Class B Shares and former Class C Shares outstanding on February 18, 2005 have been terminated). The new Class IB Shares are not subject to the Distribution Plan or Service Plan and the Class IC Shares are not subject to the Distribution Plan but are subject to the Service Plan. With respect to Class IB Shares and Class IC Shares that were converted from Class B Shares or Class C Shares, respectively, the former authorized dealer compensation arrangements applicable to such Shares before conversion will continue to apply to such Shares whereby VKF pays, out of its funds, as follows:

                                     CLASS IB SHARES
                                 (FORMER CLASS B SHARES)
    CLASS IB SHARES                ANNUAL COMPENSATION
    (FORMER CLASS B SHARES)          AS A PERCENTAGE
    YEAR AFTER DATE                    OF VALUE OF
    OF ORIGINAL PURCHASE           SHARES OUTSTANDING
-----------------------------------------------------------------
    First                                 0.00%
..................................................................
    Second                                0.10%
..................................................................
    Third                                 0.15%
..................................................................
    Fourth                                0.20%
..................................................................
    Fifth                                 0.25%
..................................................................
    Sixth and following                   0.35%
..................................................................

                                     CLASS IC SHARES
                                 (FORMER CLASS C SHARES)
    CLASS IC SHARES                ANNUAL COMPENSATION
    (FORMER CLASS C SHARES)          AS A PERCENTAGE
    YEAR AFTER DATE                    OF VALUE OF
    OF ORIGINAL PURCHASE           SHARES OUTSTANDING
-----------------------------------------------------------------
    First                                 0.00%
..................................................................
    Second and following                  0.75%
..................................................................

In addition to reallowances or commissions described above, VKF may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which VKF will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by VKF, or participates in sales programs sponsored by VKF, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, VKF in its discretion may from time to time, pursuant to objective criteria established by VKF, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

The Adviser and/or VKF may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain other authorized dealers in connection with the sale or retention of Fund Shares and/or shareholder servicing. For example, the Adviser or VKF may pay additional compensation to Morgan Stanley DW and to other authorized dealers for the purpose of promoting the sale of Fund Shares, providing the Fund and other Van Kampen funds with "shelf space" or a higher profile with the authorized dealer's financial advisers and consultants, placing the Fund and other Van Kampen funds on the authorized dealer's preferred or recommended fund list, granting VKF access to the authorized dealer's financial advisers and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or VKF.

With respect to Morgan Stanley DW financial advisers and intermediaries, these payments currently include the following amounts: (1) for Shares sold through Morgan Stanley DW's Mutual Fund Network (excluding sales through Morgan Stanley DW 401(k) platforms or Shares, if any, held by participants in the Morgan Stanley Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), (a) an amount equal to 0.11% of the value (at the time of sale) of gross sales of Fund Shares and
(b) an ongoing annual fee in an amount up to 0.03% of the value of such Fund Shares held (to the extent assets held by Morgan Stanley DW accounts in certain Van Kampen Funds exceed $600 million) and (2) for Shares sold through 401(k) platforms in Morgan Stanley Corporate Retirement

Solutions, an ongoing annual fee in an amount up to 0.20% of the value of such Fund Shares held.

With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of Fund Shares and/or (b) an ongoing annual fee in an amount up to 0.13% of the value of such Fund Shares; and (2) for Shares sold through 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund Shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.

The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley DW or other authorized dealers may provide Morgan Stanley DW or other authorized dealers, and their representatives or employees, with an incentive to favor sales or retention of Shares of the Fund over other investment options with respect to which Morgan Stanley DW or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for Shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund Shares.

                                INDEMNIFICATION

The Fund has agreed to indemnify VKF and hold VKF harmless against, or contribute to losses arising out of, certain liabilities, including liabilities under the Securities Act of 1933, as amended, except for any liability to the Fund or its security holders to which VKF would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by its reckless disregard of its obligations and duties under its agreement with the Fund.

Repurchase of Shares

 -------------------------------------------------------------------------------

To provide you with a degree of liquidity, and the ability to receive net asset value on a disposition of your Shares, the Fund, as a matter of fundamental policy, which cannot be changed without shareholder approval, makes monthly offers to repurchase its Shares. In general, the Fund conducts monthly repurchase offers for not less than 5% and up to a maximum of 25% of its outstanding Shares at net asset value (provided however, that the aggregate percentage of Common Shares subject to repurchase in any 3-month period will not exceed 25%). The Fund may also make a discretionary repurchase offer once every two years but has no current intention to do so. An early withdrawal charge payable to VKF will be imposed on most Class B Shares and Class C Shares accepted for repurchase by the Fund which have been held for less than five years or one year, respectively (and in certain circumstances on Class A Shares accepted for repurchase by the Fund which have been held for less than eighteen months), as described more fully under "Purchase of Shares." There are no early withdrawal charges on Class IB Shares or Class IC Shares.

The Fund does not presently intend to deduct any repurchase fees, other than any applicable early withdrawal charge, from the repurchase amount. However, in the future, the Board of Trustees may determine to charge a repurchase fee payable to the Fund to compensate it for its reasonable expenses directly related to the repurchase. These fees could be used to compensate the Fund for, among other things, its costs incurred in disposing of portfolio securities or in borrowing in order to make payment for repurchased Shares. Any repurchase fees will never exceed 2% of the proceeds of the repurchase. The Board of Trustees may implement repurchase fees without a shareholder vote.

The repurchase request deadline for monthly repurchase offers will be the third Friday (or the preceding business day if such third Friday is not a business day) of each calendar month.

When a monthly repurchase offer commences, the Fund sends to shareholders a notification of the offer specifying, among other things:

- The Fund is offering to repurchase Shares from shareholders at net asset value.

- The percentage of Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.

- The date on which a shareholder's repurchase request is due (the "repurchase request deadline"). This will be the third Friday (or the preceding business day if such third Friday is not a business day) of each calendar month.

- The date that will be used to determine the Fund's net asset value applicable to the repurchase offer (the "repurchase pricing date"). Under normal market circumstances, the Fund expects that the repurchase pricing date will be the repurchase request deadline and pricing will be determined after the close of business on that date. The notice will discuss the risk of fluctuation in net asset value that could occur between the repurchases request deadline and the repurchases pricing date.

- The date by which the Fund will pay to shareholders the proceeds from their Shares accepted for repurchase (the "repurchase payment deadline"). This is generally expected to be the third business day after the repurchase pricing date, although payment for Shares may be as many as seven days after the repurchase request deadline; in any event, the Fund will pay such proceeds at least five business days before notification of the next repurchase offer.

- The net asset value of the Shares of the Fund as of a date no more than seven days prior to the date of the notification and the means by which shareholders may ascertain the net asset value.

- The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders prior to the repurchase request deadline.

- The circumstances in which the Fund may suspend or postpone a repurchase offer.

- Any fees applicable to the repurchase offer.

For monthly repurchase offers, the Fund will send this notification not less than seven days nor more than 14 days in advance of the repurchase request deadline. Class A Shares, Class B Shares and Class C Shares of the Fund must be held through an authorized dealer. Certificated Shares are not available.

THE REPURCHASE REQUEST DEADLINE IS A DEADLINE THAT WILL BE STRICTLY OBSERVED. If your authorized dealer fails to submit your repurchase request in good order by the repurchase request deadline, you will be unable to liquidate your Shares until a subsequent repurchase offer, and you will have to resubmit your request in the next repurchase offer. You should be sure to advise your authorized dealer of your intentions in a timely manner. You may withdraw or change your repurchase request at any point before the repurchase request deadline.

THE FUND'S FUNDAMENTAL POLICIES WITH RESPECT TO REPURCHASE OFFERS. The Fund has adopted the following fundamental policies in relation to its repurchase offers, which cannot be changed without the approval of the holders of a majority (defined as the lesser of (i) 67% or more of the voting securities present at a meeting of shareholders, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities) of the Fund's outstanding Shares.

- The Fund has a policy of making periodic repurchase offers ("Repurchase Offers") for the Fund's common shares of beneficial interest, pursuant to Rule 23c-3(b) of the 1940 Act;

- Repurchase Offers will be made at monthly intervals;

- The repurchase request deadline will be the third Friday of each calendar month (or the preceding business day if such third Friday is not a business day) (the "Request Deadline").

- The repurchase pricing date for a Repurchase Offer shall occur no later than the fourteenth calendar day after such Repurchase Offer's Request Deadline) or the next business day after such fourteenth calendar day if the fourteenth calendar day is not a business day).

SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Fund may suspend or postpone a repurchase offer in limited circumstances, as more fully described below, but only with the approval of a majority of the Fund's Board of Trustees, including a majority of non-interested trustees (such trustees not being "interested persons" of the Fund as defined by the 1940 Act).

The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Code; (2) for any period during which the Exchange or any market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

OVERSUBSCRIBED REPURCHASE OFFERS. There is no minimum number of Shares that must be tendered before the Fund honors repurchase requests. However, the Fund's Board of Trustees for each repurchase offer sets a maximum percentage of Shares that may be purchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may, but is not required to, repurchase additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to purchase plus 2% of the outstanding Shares of the Fund on the repurchase request deadline, the Fund repurchases the Shares tendered on a pro rata basis. However, the Fund may determine to alter the pro rata allocation procedures in two situations:

(1) the Fund may accept all Shares tendered by persons who own in the aggregate not more than a specified number of Shares (not to exceed 100 Shares) and who tender all of their Shares before prorating Shares tendered by others; or

(2) the Fund may accept by lot Shares tendered by shareholders who tender all Shares held by them and who, when tendering, elect to have either all or none, or at least a minimum amount or none, accepted; however, the Fund first must accept all Shares tendered by shareholders who do not make this election.

If proration is necessary, the number of Shares each investor asked to have repurchased generally is reduced by the same percentage subject to the pro rata allocations described above. If any Shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit your repurchase request, and your repurchase request will not be given any priority over other investors' requests. Thus, there is a risk that the Fund may not purchase all of the Shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more Shares than they wish to have repurchased in a particular repurchase offer, thereby increasing the likelihood of proration.

THERE IS NO ASSURANCE THAT YOU WILL BE ABLE TO TENDER AS MANY OF YOUR SHARES AS YOU DESIRE TO SELL.

DETERMINATION OF REPURCHASE PRICE. The repurchase price payable in respect of a tendered Share will be equal to the Share's net asset value as determined after the close of business on the repurchase pricing date. Under normal circumstances, the Fund expects that the repurchase pricing date will be the repurchase request deadline. The Fund's net asset value per Share may change materially between the date a repurchase offer is mailed and the repurchase pricing date. The method by which the Fund calculates net asset value is discussed under the caption "Net Asset Value" in the Statement of Additional Information.

PAYMENT. The Fund generally will repurchase Shares by the third business day after the repurchase pricing date, although payment for shares may be as many as seven days after the repurchase request deadline; in any event, the Fund will pay such proceeds at least five business days before notification of the next repurchase offer.

IMPACT OF REPURCHASE POLICIES ON THE LIQUIDITY OF THE FUND. From the time the Fund distributes each repurchase offer notification until the repurchase pricing date, the Fund must maintain a percentage of liquid assets at least equal to the repurchase offer amount. For this purpose, liquid assets means assets that may be sold or disposed of in the ordinary course of business at approximately the price at which they are valued within a period equal to the period between a repurchase request deadline and the repurchase payment deadline or which mature by the repurchase payment deadline. In supervising the Fund's operations and portfolio management by the Adviser, the Fund's Board of Trustees has adopted written procedures that are reasonably designed to ensure that the Fund's portfolio assets are sufficiently liquid so that the Fund can comply with its fundamental policy on repurchases and with the liquidity requirements noted above. The Board of Trustees will review the overall composition of the Fund's portfolio and make and approve such changes to the procedures as the Board of Trustees deems necessary. If, at any time, the Fund falls out of compliance with these liquidity requirements, the Board of Trustees will cause the Fund to take whatever action it deems appropriate to ensure compliance. The Fund is also permitted to seek financing to meet repurchase requests.

CONSEQUENCES OF REPURCHASE OFFERS. The Fund believes that repurchase offers generally will be beneficial to the Fund's shareholders, and generally will be funded from available cash or sales of portfolio securities. However, the acquisition of Shares by the Fund will decrease the assets of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their Shares by increasing the Fund's expenses and reducing any net investment income. The Fund intends to continually offer its Class A Shares, Class B Shares and Class C Shares, which may alleviate potential adverse consequences of repurchase offers, but there is no assurance that the Fund will be able to sell additional Shares.

Repurchase of the Fund's Shares through repurchase offers will reduce the number of outstanding Shares and, depending upon the Fund's investment performance and its ability to sell additional Shares, its net assets.

In addition, the repurchase of Shares by the Fund will be a taxable event to shareholders. For a discussion of these tax consequences, see "Federal Income Taxation."

Costs associated with the repurchase offer will be charged as an expense to the Fund. See the Statement of Additional Information for additional information concerning repurchase of Shares.

EARLY WITHDRAWAL CHARGES. As described under the Prospectus heading "Purchase of Shares," repurchases of Class B Shares and Class C Shares may be subject to an early withdrawal charge. In addition, certain repurchases of Class A Shares for shareholder accounts of $1 million or more may be subject to an early withdrawal charge. Class IB Shares and Class IC Shares have no early withdrawal charges (the early withdrawal schedules applicable to the former Class B Shares and former Class C Shares outstanding on February 18, 2005 have been terminated). Repurchases completed through an authorized dealer, custodian, trustee or record keeper of a retirement plan account may involve additional fees charged by such person.

The early withdrawal charge will be paid to VKF. For the fiscal years ended July 31, 2005, 2006 and 2007, VKF received payments totaling $261,500, $168,500 and
$206,900, respectively, pursuant to the early withdrawal charge. In determining whether an early withdrawal charge is payable, it is assumed that the acceptance of a repurchase offer would be made from the earliest purchase of Shares.

Distributions
from the Fund

 -------------------------------------------------------------------------------

DIVIDENDS. Interest from investments is the Fund's main source of net investment income. The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to declare daily and distribute monthly all, or substantially all, of its net investment income as dividends to shareholders. Dividends with respect to Class A Shares, Class B Shares and Class C Shares are automatically applied to purchase additional Shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise. With respect to Class IB Shares and Class IC Shares, previous instructions regarding reinvestment of dividends will continue to apply until such shareholder changes his or her instruction.

The per Share dividends on Class B Shares and Class C Shares may be lower than the per Share dividends on Class A Shares, Class IB Shares and Class IC Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of Shares.

CAPITAL GAIN DIVIDENDS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. The Fund distributes any net capital gains to shareholders as capital gain dividends at least annually. As in the case of dividends, with respect to Class A Shares, Class B Shares and Class C Shares, capital gain dividends are automatically reinvested in additional Shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise. With respect to Class IB Shares and Class IC Shares, previous instructions regarding reinvestment of capital gain dividends will continue to apply until such shareholder changes his or her instruction.

Shareholder Services

 -------------------------------------------------------------------------------

Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as the reinvestment plan, retirement plans and dividend diversification, please refer to the Statement of Additional Information or contact your authorized dealer.

INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet (restrictions apply to certain account and transaction types). Please refer to our web site at www.vankampen.com for further instructions regarding internet transactions. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following instructions received through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

REINVESTMENT PLAN. A convenient way for investors to accumulate additional Shares is by accepting dividends and capital gain dividends in Shares of the Fund. Such Shares are acquired at net asset value per Share (without a sales charge) on the applicable payable date of the dividend or capital gain dividend. Unless the shareholder instructs otherwise, with respect to Class A Shares, Class B Shares and Class C Shares, the reinvestment plan is automatic. This instruction may be made by visiting our web site at www.vankampen.com, by writing to Investor Services or by telephone by calling (800) 847-2424. With respect to Class IB Shares and Class IC Shares, previous instructions regarding reinvestment of dividends and capital gain dividends will continue to apply until such shareholder changes his or her instruction. The investor may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain dividends be paid in cash, be reinvested in the Fund at the next determined net asset value or be reinvested in another Participating Fund at the next determined net asset value. See "Shareholder
Services -- Reinvestment Plan" in the Fund's Statement of Additional Information for additional information.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit the shareholder's bank account on a regular basis to invest predetermined amounts in Class A Shares, Class B Shares and Class C Shares of the Fund. The automatic investment plan is not available for new investments in Class IB Shares and Class IC Shares. Additional information is available from VKF or your authorized dealer.

EXCHANGE PRIVILEGE. Tendering shareholders may elect to receive, in lieu of cash, the proceeds from the tender and repurchase of Class A Shares, Class B Shares and Class C Shares of the Fund in the same class of shares of any Participating Fund, subject to certain limitations. Tendering shareholders may elect to receive, in lieu of cash, the proceeds from the tender and repurchase of Class IB Shares and Class IC Shares of the Fund in Class A Shares of any Participating Fund (other than the Fund), subject to certain limitations. The exchange takes place without any sales charge or early withdrawal charge, at the net asset value per share of each fund determined on the Fund's next repurchase pricing date, after the Fund makes a repurchase pursuant to a repurchase offer. The early withdrawal charge will be waived for Shares tendered in exchange for shares in the Participating Funds; however, such shares immediately become subject to a contingent deferred sales charge schedule equivalent to the early withdrawal charge schedule on Shares of the Fund. Thus, shares of such Participating Funds may be subject to a contingent deferred sales charge upon a subsequent redemption from the Participating Funds. The purchase of shares of such Participating Funds will be deemed to have occurred at the time of the initial purchase of the Shares of the Fund for calculating the applicable contingent deferred sales charge.

Shares of Participating Funds may be exchanged for Shares of the same class of the Fund based on the next determined net asset value of each fund after requesting the exchange without any sales charge or early withdrawal charge, subject to certain limitations.

Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund prior to implementing an exchange. A prospectus of any of the Participating Funds may be obtained from an authorized dealer or VKF or by visiting our web site at www.vankampen.com.

Investors should note exchanges out of the Fund can only occur in connection with a repurchase offer which occurs monthly. See "Repurchase of Shares." Exchanges can occur into the Fund on any day the Fund is offering its Shares, which is generally every business day. Exchanging shares of other Participating Funds for Shares of the Fund involves certain risks, including the risk that the Fund's Shares are illiquid. See "Risks" generally and "Risks -- No trading market for Shares."

When shares that are subject to a contingent deferred sales charge or early withdrawal charge are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge or early withdrawal charge is based upon the date of the initial purchase of such shares from a Participating Fund. When such shares are redeemed or tendered for repurchase and not exchanged for shares of another Participating Fund, the shares are subject to the contingent deferred sales charge or early withdrawal charge schedule imposed by the Participating Fund from which such shares were originally purchased.

Exchanges of Shares are sales of shares of one Participating Fund and purchases of shares of another Participating Fund. The sale may result in a gain or loss for federal income tax purposes. If the shares sold have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.

A shareholder wishing to make an exchange into the Fund from another Participating Fund may do so by sending a written request to Investor Services, by calling (800) 847-2424, our automated telephone system (which is generally accessible 24 hours a day, seven days a week), or by visiting our web site at www.vankampen.com. A shareholder automatically has these exchange privileges unless the shareholder indicates otherwise by checking the applicable box on the account application form. A shareholder wishing to make an exchange out of the Fund into another Participating Fund may do so by properly completing the repurchase offer materials at the time of the Fund's next repurchase offer. In the case of telephone transactions, Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape-recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, none of Van Kampen Investments, Investor Services or the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain dividend options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account (if such service is available) or reinvest dividends from the new account into another fund (if such service is available), however, an exchanging shareholder must submit a specific request.

The Fund and VKF reserve the right to reject or limit any order to purchase Fund Shares through exchange or otherwise. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Participating Funds may result in the Fund rejecting or limiting, in the Fund's or VKF's discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. The Fund may modify, restrict or terminate the exchange privilege at any time. Shareholders will receive 60 days' notice of any termination or material amendment to this exchange privilege.

For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged shares and on any shares previously exchanged for such shares or for any of their predecessors shall be included. If the exchanged shares were acquired through reinvestment, those shares are deemed to have been sold with a sales charge rate equal to the rate previously paid on the shares on which the dividend or distribution was paid. If a shareholder exchanges less than all of such shareholder's shares, the shares upon which the highest sales charge rate was previously paid are deemed exchanged first.

Exchange requests into the Fund from other Participating Funds received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. Exchange requests out of the Fund into other Participating Funds are processed after the Fund makes a repurchase pursuant to a repurchase offer. "Processing" a request means that shares of the fund which the shareholder is tendering for repurchase or redeeming will be repurchased or redeemed at the net asset value per share determined on the Fund's next repurchase pricing date in the following repurchase offer, in the case of exchanges out of the Fund, or on the date of receipt, in the case of exchanges out of other Participating Funds. Shares of the fund that the shareholder is purchasing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time that shares of the funds involved in the request are priced will be processed on the next business day, in the case of exchanges into the Fund, or after the Fund makes a repurchase pursuant to a repurchase offer, in the case of exchanges out of the Fund, in the manner described herein.

As described under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but an early withdrawal charge ("EWC-Class A") may be imposed on certain repurchases made within eighteen months of purchase. For purposes of the EWC-Class A and the contingent deferred sales charge on certain redemptions of Class A Shares of other Participating Funds ("CDSC-Class A"), when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A or EWC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A or EWC-Class A is payable, it is assumed that shares being redeemed or repurchased first are any shares in the shareholder's account not subject to a CDSC-Class A or EWC-Class A, followed by shares held the longest in the shareholder's account. The CDSC-Class A or EWC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed or repurchased. Accordingly, no CDSC-Class A or EWC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A or EWC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

RETIREMENT PLANS. Eligible investors may establish individual retirement accounts ("IRAs"); Employee Pension Plans ("SEPs"); 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from VKF.

The illiquid nature of the Shares may affect the nature of distributions from tax-sheltered retirement plans and may affect the ability of participants in such plans to rollover assets to other tax-sheltered retirement plans.

Description of Shares

 -------------------------------------------------------------------------------

The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by a Declaration of Trust dated July 14, 1989, as amended to the date hereof (the "Declaration of Trust"). The Fund's name was originally Van Kampen Merritt Prime Rate Income Trust. The Fund's name was changed to Van Kampen American Capital Prime Rate Income Trust in October 1995. The Fund's name was changed to Van Kampen Prime Rate Income Trust in July 1998. The Fund adopted its current name in June 2003.

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, $0.01 par value per common share. The Declaration of Trust provides that the trustees of the Fund may authorize separate classes of Shares. Each Share represents an equal proportionate interest in the assets of the Fund with each other Share in the Fund.

The Declaration of Trust provides that shareholders are not liable for any liabilities of the Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law, in certain limited circumstances, may be held personally liable for the obligations of the trust as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund currently continuously offers three classes of Shares, designated as Class A Shares, Class B Shares and Class C Shares. The Fund also has Class IB Shares and Class IC Shares, which are not continuously offered. The only new Class IB Shares and Class IC Shares to be issued are those Class IB Shares and Class IC Shares issued to satisfy dividend and capital gain reinvestments. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of Shares of the Fund generally is identical in all respects except that each class of Shares may be subject to its own sales charge or early withdrawal charge schedule and its own distribution and service expenses. Each class of Shares also has exclusive voting rights with respect to its distribution and service fees, if any.

Shareholders will be entitled to the payment of dividends when, as and if declared by the Board of Trustees. The Declaration of Trust also authorizes the Fund to borrow money or otherwise obtain credit and in this connection issue notes or other evidence of indebtedness. The terms of any borrowings may limit the payment of dividends to shareholders.


The Fund does not intend to hold annual meetings of shareholders. At meetings, Shares of the Fund entitle their holders to one vote per Share; however, separate votes are taken by each class of Shares on matters affecting an individual class of Shares.

In the event of liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the trustees may distribute the remaining assets of the Fund among shareholders. The liquidation proceeds to holders of classes of Shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of Shares with lower distribution fees and transfer agency costs.

As a rule, the Fund will not issue Share certificates. The Shares are not, and are not expected to be, listed for trading on any national securities exchange nor, to the Fund's knowledge, is there, or is there expected to be, any secondary trading market in the Shares. Shares of the Fund issued before June 13, 2003 were redesignated as Class B Shares. Class C Shares of the Fund were not issued prior to June 13, 2003. On February 18, 2005, the Fund redesignated its Class B Shares issued before February 18, 2005 as a new class of Shares designated Class IB Shares and redesignated its Class C Shares issued before February 18, 2005 as a new Class of Shares designated Class IC Shares. On February 18, 2005, the Fund commenced offering new Class A

Shares, new Class B Shares and new Class C Shares (the new Class B Shares and new Class C Shares have different fees, expenses and other characteristics than the Class B Shares and Class C Shares issued prior to February 18, 2005, which Shares are now redesignated as Class IB Shares and Class IC Shares, respectively).

The following table sets forth, for the quarterly periods ending on the dates set forth below, the high and low net asset value per Share for each class of Shares during such period:

                          CLASS A         CLASS B         CLASS C        CLASS IB        CLASS IC
      QUARTERLY        -------------   -------------   -------------   -------------   -------------
    PERIOD ENDING      HIGH     LOW    HIGH     LOW    HIGH     LOW    HIGH     LOW    HIGH     LOW
----------------------------------------------------------------------------------------------------
September 30, 2007     $9.03   $8.54   $9.03   $8.54   $9.03   $8.54   $9.04   $8.55   $9.04   $8.55
.....................................................................................................
June 30, 2007           9.08   $9.04    9.08    9.04    9.08    9.04    9.09    9.05    9.09    9.05
.....................................................................................................
March 31, 2007          9.10    9.01    9.10    9.01    9.10    9.01    9.11    9.02    9.11    9.02
.....................................................................................................
December 31, 2006       9.02    8.98    9.02    8.97    9.02    8.97    9.03    8.99    9.03    8.98
.....................................................................................................
September 30, 2006      9.02    8.99    9.02    8.99    9.02    8.99    9.03    9.00    9.03    9.00
.....................................................................................................
June 30, 2006           9.07    9.01    9.07    9.01    9.06    9.01    9.08    9.02    9.07    9.02
.....................................................................................................
March 31, 2006          9.07    9.03    9.07    9.03    9.07    9.02    9.08    9.04    9.08    9.03
.....................................................................................................
December 31, 2005       9.08    9.03    9.08    9.03    9.08    9.03    9.09    9.04    9.08    9.04
.....................................................................................................

As of November 16, 2007, the net asset value per Class A Share was $8.53, the net asset value per

Class B Share was $8.53, the net asset value per

Class C Share was $8.53, the net asset value per

Class IB Share was $8.54 and the net asset value per

Class IC Share was $8.54.

The following table sets forth certain information with respect to the Shares as of September 30, 2007:

                                        (3)           (4)
                                      AMOUNT         AMOUNT
                                       HELD       OUTSTANDING
                          (2)       BY FUND FOR   EXCLUSIVE OF
         (1)             AMOUNT       ITS OWN     AMOUNT SHOWN
   TITLE OF CLASS      AUTHORIZED     ACCOUNT      UNDER (3)
------------------------------------------------------------------
Class A Shares         unlimited          0        62,948,596
...................................................................
Class B Shares         unlimited          0         4,792,851
...................................................................
Class C Shares         unlimited          0        65,148,592
...................................................................
Class IB Shares        unlimited          0       130,638,125
...................................................................
Class IC Shares        unlimited          0        27,663,629
...................................................................

                          ANTI-TAKEOVER PROVISIONS IN
                            THE DECLARATION OF TRUST

The Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees by discouraging a third party from seeking to obtain control of the Fund. In addition, in the event a secondary market were to develop in the Shares, such provisions could have the effect of depriving shareholders of an opportunity to sell their Shares at a premium over prevailing market prices.

The Declaration of Trust requires the favorable vote of the holders of at least two-thirds of the outstanding Shares then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of Shares and their associates, unless the Board of Trustees shall have approved by resolution a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of Shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding Shares of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

A trustee may be removed from office (i) with cause by a written instrument signed by at least two-thirds of the remaining trustees or (ii) by a vote of the holders of at least two-thirds of the Shares. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act or rules or regulations promulgated by the SEC.

The Fund may merge or consolidate with any other entity or may sell, lease or exchange all or substantially all of the Fund's assets upon such terms and conditions and for such consideration when and as authorized at any meeting of shareholders called for the purpose by the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote, provided, however, that if such merger, consolidation, sale, lease or exchange is recommended by the trustees, the vote of the holders of a majority of the Shares outstanding and entitled to vote, shall be sufficient authorization.

The above described provisions in the Declaration of Trust regarding Principal Shareholders and mergers, consolidations and sales of assets cannot be amended without the affirmative vote of not less than two-thirds of the Shares.

Upon the occurrence of any event requiring the Fund to hold annual meeting of the Fund's shareholders at which trustees of the Fund are to be elected, the Board of Trustees will be divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of trustees would be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees.

The Board of Trustees has determined that the voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

Federal Income Taxation

 -------------------------------------------------------------------------------

The Fund intends to qualify as a regulated investment company under Subchapter M of the Code. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders. If the Fund distributes less than an amount equal to the sum of 98% of its ordinary income and 98% of its capital gain net income, plus any amounts that were not distributed in previous taxable years, then the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. As a Massachusetts business trust, the Fund will not be subject to any excise or income taxes in Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes.

If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, it would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions of the Fund's net capital gain designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time Shares have been held by such shareholders. The Fund expects that its distributions will consist primarily of ordinary income and capital gain dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's Shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such Shares are held as a capital asset).

Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Fund distributions generally will not qualify for the corporate dividends received deduction.

Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in Senior Loans and other senior debt securities, ordinary income dividends paid by the Fund generally will not be eligible for the reduced rate applicable to "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains.

Foreign shareholders, including shareholders who are non-resident aliens, may be subject to U.S. withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to its foreign shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to foreign shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to its foreign shareholders not later than 60 days after the close of the Fund's taxable year. Foreign shareholders must provide documentation to the Fund certifying their non-United States status. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007. Prospective foreign investors should consult their advisers concerning the tax consequences to them of an investment in Shares of the Fund.

Except as discussed below, selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the Shares sold and the amount received. If the Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to the net capital gains recognized by individuals and other non-corporate taxpayers on the sale or exchange of Shares is (1) the same as the maximum ordinary income tax rate for capital assets held for one year or less or
(2) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010).

Any loss recognized upon a taxable disposition of Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such Shares. For purposes of determining whether Shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

It is possible, although the Fund believes it is unlikely, that, in connection with a repurchase offer, distributions to tendering shareholders may be subject to tax as ordinary income (rather than as gain or loss), which in turn may result in deemed distributions being subject to tax as ordinary income for non-tendering shareholders.

Backup withholding rules require the Fund, in certain circumstances, to withhold 28% (through 2010) of dividends and certain other payments, including repurchase proceeds, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and make certain required certifications (including certifications as to foreign status, if applicable) or who are otherwise subject to backup withholding.

The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their own advisers regarding the specific federal tax consequences of purchasing, holding and disposing of Shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

Communications With Shareholders/Performance Information

 -------------------------------------------------------------------------------

The Fund will send semi-annual and annual reports to shareholders, including a list of the portfolio investments held by the Fund.

From time to time, advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information may include a distribution rate and an average compounded distribution rate of the Fund for specified periods of time. Such information may also include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Business Week, Forbes or other industry publications and may include information regarding other short term money market rates, including, but not limited to, the Prime Rate quoted by U.S. money center commercial bank(s), the three-month Treasury Bill Rate and/or the three-month LIBOR rates from creditworthy international bank(s).

The Fund's distribution rate generally is determined on a monthly basis with respect to the immediately preceding monthly distribution period. The distribution rate is computed by first annualizing the Fund's distributions per Share during such a monthly distribution period and dividing the annualized distribution by the Fund's maximum offering price per Share on the last day of such period.

When utilized by the Fund, distribution rate and compounded distribution rate figures are based on historical performance and are not intended to indicate future performance. Distribution rate, compounded distribution rate and net asset value per Share can be expected to fluctuate over time.

Custodian, Dividend Disbursing Agent and Transfer Agent

 -------------------------------------------------------------------------------

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, is the custodian of the Fund and has custody of the securities and cash of the Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. State Street Bank and Trust Company also will perform certain accounting services for the Fund pursuant to the fund accounting agreement between it and the Fund. Van Kampen Investor Services Inc., P.O. Box 947, Jersey City, New Jersey 07303-0947 is the dividend disbursing agent and transfer agent of the Fund. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Trustees. The transfer agency fees are based on competitive benchmarks.

Legal Opinions

 -------------------------------------------------------------------------------

Certain legal matters in connection with the Shares offered hereby have been passed upon for the Fund by Skadden, Arps, Slate, Meagher & Flom LLP and its affiliated entities.

Independent Registered Public Accounting Firm

 -------------------------------------------------------------------------------

The financial statements for the period ended July 31, 2007, incorporated by reference into the Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report also incorporated by reference into the Statement of Additional Information, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

Additional Information

 -------------------------------------------------------------------------------

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the registration statement that the Fund has filed with the SEC. The complete registration statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations.

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

Table of Contents
for the Statement of
Additional Information

 -------------------------------------------------------------------------------

                                                   PAGE
                                                   ----
General Information..............................  B-2

Investment Objective, Investment Strategies and
  Risks..........................................  B-2

Investment Restrictions..........................  B-3

Trustees and Officers............................  B-5

Investment Advisory Agreement....................  B-12

Fund Management..................................  B-13

Other Agreements.................................  B-15

Distribution and Service.........................  B-16

Portfolio Transactions and Brokerage
  Allocation.....................................  B-18

Shareholder Services.............................  B-19

Net Asset Value..................................  B-21

Early Withdrawal Charge -- Class A...............  B-21

Waiver of Early Withdrawal Charges...............  B-22

Taxation.........................................  B-23

Other Information................................  B-28

Financial Statements.............................  B-28

Appendix A -- Description of Securities
  Ratings........................................  A-1

Appendix B -- Proxy Voting Policy and
  Procedures.....................................  B-1

For More Information

 -------------------------------------------------------------------------------

EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS
   - Call your broker
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424

DEALERS
   - WEB SITE
     www.vankampen.com
   - FUNDINFO(R)
     Automated Telephone System 800-847-2424
   - VAN KAMPEN INVESTMENTS 800-421-5666

VAN KAMPEN SENIOR LOAN FUND
522 Fifth Avenue
New York, New York 10036

Investment Adviser
VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

Principal Underwriter
VAN KAMPEN FUNDS INC.
522 Fifth Avenue
New York, New York 10036

Dividend Disbursing Agent and Transfer Agent
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947
Attn: Van Kampen Senior Loan Fund

Custodian
STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111
Attn: Van Kampen Senior Loan Fund

Legal Counsel
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606

  Van Kampen Senior Loan Fund



  A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this Prospectus.

  You will find additional information about the Fund in its annual and semiannual reports to shareholders. The annual report explains the market conditions and investment strategies affecting the Fund's performance during its last fiscal year.

  You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling 800.847.2424. Free copies of the Fund's reports and its Statement of Additional Information are available from our web site at www.vankampen.com.

  Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 202.551.8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

  This Prospectus is dated
  November 30, 2007

  CLASS A SHARES
  CLASS B SHARES
  CLASS C SHARES
  CLASS IB SHARES
  CLASS IC SHARES

  The Fund's Investment Company Act File No. is 811-05845.
--------------------------------------------------------------------------------

                                                         Van Kampen Funds Inc.
                                                 1 Parkview Plaza -- Suite 100
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555
                                                             www.vankampen.com

                                       Copyright (C)2007 Van Kampen Funds Inc.
                                        All rights reserved. Member FINRA/SIPC

                                                                 SLF PRO 11/07
                                                                   65025PRO-00
     (VAN KAMPEN INVESTMENTS LOGO)